UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Hemispherx Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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August 8, 2018

Dear Fellow Stockholders,

You are cordially invited to attend Hemispherx Biopharma, Inc.’s Annual Meeting of Stockholders at 2117 SW Highway 484, Ocala, Florida 34473, on Wednesday, September 12, 2018, at 10:00 a.m. (local time - Eastern Daylight Time).

I have keenly focused on the fundamental priorities in the direction of our company. As a result of clinical results and non-clinical animal experiments, our primary focus has turned to immuno-oncology. Enhancing the performance of current immunotherapeutic drugs with our TLR agonist Ampligen will be our top priority.

Pre-clinical cancer studies at three different institutions using mouse models of three different solid tumors show synergistic anti-tumor activity and/or increased median survival when Ampligen was combined with checkpoint blockade, compared to checkpoint blockade alone. Animal model work in melanoma combining Ampligen with an anti-PD-L1 at Georgia Regents Research Institute showed a threefold increase in overall response rate (RECIST Criteria). In addition, a recent study using a transgenic mouse model at University of Nebraska Medical Center, combining Ampligen with an anti-PD-L1 drug in pancreatic cancer, shows a synergistic increase in median survival. Moreover, at the University of Pittsburgh, in a mouse model of colorectal carcinoma, the Ampligen combination showed a median survival increase of greater than 2.5-fold, compared to anti-PD1 alone. These data are compelling and suggest that Ampligen may be able to play an important role in immuno-oncology. Thus, there have been three separate experimental initiatives, at three major university cancer centers, involving three different animal model programs, and on three different solid tumors — and in every one Ampligen was shown to be important in creating an enhanced anti-tumor response when used with checkpoint blockade therapies, significantly increasing effectiveness in these exciting but preliminary experimental models.

This is why we are prioritizing Ampligen’s potential as a combinational-therapeutic treatment in immuno-oncology. Building on these findings, Hemispherx is working with several major cancer research centers to initiate clinical trials which combine Ampligen with already FDA-approved checkpoint blockade therapies in several different and highly lethal solid tumors. We are making steady progress in working with the Cancer Center at the University of Pittsburgh, the University of Nebraska Medical Center, Roswell Park Comprehensive Cancer Center and the Erasmus University Medical Center in Rotterdam. Further, at Erasmus M.C. we are continuing our Dutch government approved early access therapeutic program in pancreatic cancer. These exciting pre-clinical findings support this important decision to make Ampligen in oncology our top priority, all of which suggest to us that Ampligen is the shape of things to come in immuno-oncology!

Other important milestones achieved since our last annual meeting include:

●	Seeking approval in the United States for Myalgic Encephalomyelitis/Chronic Fatigue Syndrome (ME/CFS) is still a major priority at Hemispherx and in furtherance of that goal we achieved completion of the first phase of the Ampligen production plan. The first commercial-sized lot of Ampligen, which completed cGMP manufacturing on April 4, 2018, has passed all required testing for regulatory release for human use. These 8,500 vials are earmarked for distribution to the United States-based ME/CFS expanded access programs; United States clinical trials in immuno-oncology; European expanded access programs; and for certain testing and validation required for commercial launch in Argentina where Ampligen is the first drug ever approved in the world for severe ME/CFS. Further, an additional commercial size lot of more than 8,000 vials has been filled and finished and is awaiting final release testing.

●	Hemispherx announced the immediate expansion of its Treatment Protocol/Expanded Access Programs for ME/CFS in the United States, known as AMP-511, to new enrollees for the first time in more than a year, again evidencing that ME/CFS remains a high priority item.

●	In oncology, Hemispherx announced a peer reviewed publication of studies indicating that its TLR3 agonist Ampligen outperformed two other TLR3 agonists — poly IC and natural double stranded RNA — in creating an enhanced tumor microenvironment for checkpoint blockade therapies.

●	Roswell Park Comprehensive Cancer Center and Hemispherx announced plans to expand their existing scientific collaboration in a phase I/II study to evaluate the potential of Ampligen to enhance the immune-mediated effects of checkpoint inhibitors in patients with advanced solid tumors.

●	Hemispherx amended its agreement with Netherlands-based myTomorrows to include management for two Special Access Programs in Canada, one for patients with pancreatic cancer and one for patients suffering from ME/CFS.

●	A human safety study of intranasal Ampligen with an influenza vaccine showed Ampligen to be generally well-tolerated through that route of administration.

Amplified immune modulation is what both of our drug platforms — Ampligen and Alferon — are all about. Because of this, Hemispherx’s management team is seeking our stockholders’ advice and input before taking an important next step for the future of our company.

The company’s original name was H.E.M. Research, which came from the longer name of “Human Experimental Materials,” which was then later changed — keeping the HEM theme — to Hemispherx Biopharma, Inc. The name “Hemispherx” no longer represents what we do or the direction in which we are headed. We believe the future of our company is exclusively in immunology. For this reason, we believe that the time is right to change our name to Amplified Immune Modulation Inc., d/b/a A.I.M. Immuno-pharma. We have also secured a new ticker symbol, “AIM”, which would replace HEB if the change is implemented. We are seeking your support, by non-binding vote, in taking this important step for the future of our company. We hope that you will agree that a name change will better exemplify the true nature of what we are about and aid us in continuing our forward momentum and success. To that end, please vote in favor of same on Proxy Proposal No. 5.

We are also asking you to approve a new equity incentive plan for employees. The old one is expiring. The details of the plan are in the proxy, but at its essence approval of such a plan is critical to allowing incentive-based compensation and bonuses, instead of only cash, and the motivational benefits that flow from incentives such as stock options. Please vote in favor of Proxy Proposal No. 4.

We look forward to your participation and vote at our annual meeting.

Sincerely,

/s/ Thomas K. Equels
Thomas K. Equels
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2018

This proxy statement and our 2017 Annual Report on Form 10-K and our March 31, 2018 Quarterly Report

on Form 10-Q are available at http://ir.hemispherx.net/Annual_Stockholder_Meeting.

HEMISPHERX BIOPHARMA, INC.

2117 SW Highway 484
Ocala, Florida 34473
(407) 839-0095

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 12, 2018

Date:	September 12, 2018

Time:	10:00 a.m., Eastern Daylight Time.

Place:	2117 SW Highway 484, Ocala, Florida 34473

Purposes:

1.	To elect three members to the Board of Directors of Hemispherx to serve until their respective successors are elected and qualified;

2.	To ratify the selection by Hemispherx’s Audit Committee of Morrison, Brown, Argiz & Farra, LLC independent registered public accountants, to audit the financial statements of Hemispherx for the year ending December 31, 2018;

3.	To approve, by non-binding vote, executive compensation;

4.	To approve the Hemispherx 2018 Equity Incentive Plan;

5.	To approve, by non-binding vote, a name change from Hemispherx Biopharma, Inc. to Amplified Immune Modulation Inc.

6.	To transact such other matters as may properly come before the meeting or any adjournment thereof.

Who Can Vote:	Stockholders of record at the close of business on Wednesday, August 1, 2018.

How You Can Vote:	You may cast your vote via mail, telephone or the Internet. Certain stockholders may only be able to vote by mail. You may also vote in person at the annual meeting.

Who May Attend:	All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors

/s/ William M. Mitchell
William M. Mitchell
Chairman of the Board

Ocala, Florida

August 8, 2018

YOUR VOTE IS IMPORTANT

We urge you to promptly vote your shares

by completing, signing, dating and returning

your proxy card in the enclosed envelope, or

voting by Internet or telephone, if this is an option.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week

QUICK∩∩EASY∩∩IMMEDIATE

PROXY STATEMENT

HEMISPHERX BIOPHARMA, INC.

2117 SW Highway 484

Ocala, FL 34473

INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders of Hemispherx Biopharma, Inc. (“Hemispherx,” “we” or “us”) to be held on September 12, 2018, and at any adjournments (the “Annual Meeting”). The accompanying proxy is solicited by the Board of Directors of Hemispherx and is revocable by the stockholder by notifying Hemispherx’s Corporate Secretary at any time before it is voted on, or by voting in person at the Annual Meeting. We anticipate that this proxy statement and the accompanying proxy will be distributed to stockholders beginning on or about August 8, 2018. The principal executive offices of Hemispherx are located at 2117 SW Highway 484, Ocala, Florida 34473, telephone (407) 839-0095.

Important Notice Regarding the Availability of Proxy Materials for

the 2018 Annual Meeting of Stockholders to Be Held on September 12, 2018

This proxy statement, our 2017 Annual Report on Form 10-K and our March 31, 2018 Quarterly Report on Form 10-Q are available electronically at http://ir.hemispherx.net/Annual_Stockholder_Meeting.

Rules adopted by the Securities and Exchange Commission (“SEC”) allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to stockholders. However, in the future we may take advantage of the Internet distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement via the Internet. These notices would also contain instructions on how stockholders could request to receive their materials electronically or in printed form or on a one-time or ongoing basis.

PROXY SOLICITATION AND COSTS

Hemispherx has borne the cost of preparing, assembling and mailing this proxy solicitation material along with related communication with stockholders. Hemispherx may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Proxies may be solicited by certain of Hemispherx’s Directors, Officers and employees, without additional compensation, personally, by telephone or by facsimile. The total estimated cost of this solicitation is approximately $65,000.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a Stockholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s Annual Meeting to be held on September 12, 2018. As a Stockholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all Stockholders to attend the Annual Meeting and vote in person, the Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each Stockholder is able to cast his or her vote without having to attend the Annual Meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “Street Name”), you will receive your proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote using the telephone, or by using the Internet as described in the instructions included with your proxy card(s).

Do I have to attend the meeting to vote?

No. If you want to have your vote count at the meeting, but not actually attend the meeting in person, you may vote by granting a proxy or — for shares held in street name — by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

Do Europeans holding Company Common Stock have to vote a different way?

Yes. Europeans must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on August 1, 2018 (the record date), and cast votes on your behalf by September 11, 2018 (5 p.m. US EDT).

The proxy materials are available at: http://ir.hemispherx.net/Annual_Stockholder_Meeting.

What is the record date and what does it mean?

The Board established August 1, 2018 as the record date for the Annual Meeting of Stockholders to be held on September 12, 2018. Stockholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

What is the difference between a “Registered Stockholder” and a “Street Name Stockholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with American Stock Transfer & Trust Company (“AST”) — the Company’s transfer agent — you are a “Registered Stockholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “Street Name Stockholder.”

How many common shares are entitled to vote at the Annual Meeting?

As of August 1, 2018, the record date, there were approximately 47,210,459 shares of common stock, par value $0.001 per share outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on all matters.

How many votes must be present to hold the Annual Meeting?

For the 2018 Annual Meeting, the required quorum for the transaction of business at the annual meeting is 40% of the shares of common stock entitled to vote at the annual meeting, in person or by proxy.

For purposes of determining whether a quorum is present, each common share is deemed to entitle the holder to one vote per share. Properly signed proxies that are marked “abstain” are known as “abstentions.” Common shares that are held in street name and not voted on one or more of the items before the Annual Meeting, but are otherwise voted on at least one item, are known as “broker non-votes.” Proposals No. 2 and No. 5 are the only routine matter that may be voted on by brokers on this year’s ballot.

Both abstentions and broker non-votes are counted as shares present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. However, broker non-votes are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted.

Who will count the votes?

An attorney from the office of Silverman Shin & Byrne PLLC — our securities counsel — or its designee, will determine whether a quorum is present, will tabulate the votes and will serve as the Company’s inspector of election at the Annual Meeting.

What vote is required to approve each proposal?

Each share of common stock is entitled to one vote on all matters. Abstentions, broker non-votes and shares not in attendance and not voted at the Annual Meeting will not be counted as votes cast “for” or “against” a candidate and will have no effect with regard to the election of Directors in Proposal 1. However, because Proposals No. 2, 3, 4 and 5 are based on the affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, abstentions will have the same effect as votes against such proposals.

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The three nominees in Proposal No. 1 receiving the highest number of votes cast by the holders of common stock represented and voting at the meeting will be elected as Hemispherx’s Directors and constitute the entire Board of Directors of Hemispherx.

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present is necessary for approval of Proposals No. 2, 3, 4 and 5.

Although the advisory vote on Proposal No. 3 is non-binding — as provided by law — our Compensation Committee will review the results of the votes and will take them into account in making a determination concerning executive compensation.

Where will I be able to find voting results of the Annual Meeting?

The Company intends to announce preliminary voting results at the Annual Meeting and will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

How do I vote my common shares?

If you are a Stockholder as of the record date, you can vote your shares in one of the following manners:

●	by completing, signing, dating and returning the enclosed proxy card(s); or

●	by telephone or Internet by following the instructions shown on the enclosed proxy card or voting form.

Registered Stockholders may vote in person by attending the Annual Meeting. If you are a Street Name Stockholder and you wish to vote at the Annual Meeting, you may do so by obtaining a “legal proxy” from your broker. Accordingly, you would need to bring this legal proxy to the meeting in order to vote in person at the meeting.

Please refer to the specific instructions set forth on the proxy materials you received.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote using the Internet or telephone?

Yes, if you are a registered Stockholder, you can change your vote in any one of the following ways:

●	sending a written notice to the Corporate Secretary of the Company that is received prior to the Annual Meeting and stating that you revoke your proxy; or

●	signing and dating a new proxy card(s) and submitting the proxy card(s) to the Company’s Corporate Secretary or AST so that it is received prior to the Annual Meeting; or

●	voting by telephone or by using the Internet prior to the Annual Meeting in accordance with the instructions provided with the proxy card(s); or

●	attending the Annual Meeting and voting in person.

Your simple presence at the Annual Meeting will not revoke your proxy. You must take affirmative action at the Annual Meeting in order to revoke your proxy.

If you are a Street Name Stockholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy. If you wish to vote in person at the Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the Annual Meeting in order to vote in person.

How will my proxy be voted?

If you complete, sign, date and return your proxy card(s) or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s) but do not indicate how you want to vote, your common shares will be voted as the Board recommends for each of the proposals.

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What if my common shares are held in “Street Name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (“NYSE”), your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. However, on other matters, when the broker has not received voting instructions from its customers, the broker cannot vote the shares on the matter and a “broker non-vote” occurs. Proposals No. 2 and No. 5 are the only routine matter to be voted on by the Stockholders on this year’s ballot. Proposals No. 1, 3 and 4 are not considered routine matters under the NYSE rules. This means that brokers may not vote your common shares on such proposals if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your common shares in your broker’s name and wish to vote in person at the Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the Annual Meeting in order to vote in person.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

1.	FOR the election of each of the three Director nominees (see Proposal 1);

2.	FOR the ratification of Morrison, Brown, Argiz & Farra, LLC as our independent registered public accounting firm for fiscal 2018 (see Proposal 2);

3.	FOR the advisory resolution approving the compensation of our Named Executive Officers as described in this Proxy Statement (see Proposal 3);

4.	FOR the Hemispherx 2018 Equity Incentive Plan (Proposal 4).

5.	FOR the advisory resolution approving a name change from Hemispherx Biopharma, Inc. to Amplified Immune Modulation Inc. (Proposal 5).

Does the Company have cumulative voting?

No.

Who may attend the Annual Meeting?

All Stockholders are eligible to attend the Annual Meeting. However, only those Stockholders of record at the close of business on August 1, 2018 are entitled to vote at the Annual Meeting.

Do I need an admission ticket to attend the Annual Meeting?

Admission tickets are not required to attend the Annual Meeting. If you are a Registered Stockholder, properly mark your proxy to indicate that you will be attending the Annual Meeting. If you hold your common shares through a nominee or you are a Street Name Stockholder, you are required to bring evidence of share ownership to the Annual Meeting (e.g., account statement, broker verification).

Who can answer my questions?

If you have any questions regarding any of the proposals or how to vote your shares, or if you need additional copies of the proxy materials please contact Dianne Will, Corporate Affairs for Hemispherx, 518-398-6222 (collect calls will be accepted) or via email at ir@hemispherx.net.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2019 Annual Meeting of Stockholders must be received by the Company’s Secretary, at Hemispherx Biopharma, Inc., 2117 SW Highway 484, Ocala, Florida 34473 no later than March 29, 2019, with an anticipated meeting date in September 2019.

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Pursuant to the Company’s Restated and Amended Bylaws, all stockholder proposals may be brought before an annual meeting of stockholders only upon timely notice thereof, in writing, to the Secretary of the Company. To be timely, a stockholder’s notice, for all stockholder proposals other than the nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder’s notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. To be timely, a stockholder’s notice, with respect to a stockholder proposal for nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder’s notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Provided, however, in the event that the stockholder proposal relates to the nomination of candidates for director and the number of Directors to be elected to the Board of Directors of the Company at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company. All stockholder proposals must contain all of the information required under the Company’s Bylaws, a copy of which is available upon written request, at no charge, from the Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

INFORMATION CONCERNING BOARD MEETINGS

The Board of Directors is responsible for the management and direction of Hemispherx and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of its stockholders. In all actions taken by the Board, the Directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, Directors may rely on the honesty and integrity of the Company’s senior Executives and its outside advisers and auditors.

The Board of Directors and various committees of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), as well as reports by other members of Senior Management, experts and other advisers. Members of the Board are expected to attend Board meetings in person, unless the meeting is held by teleconference. The Board held 9 meetings in 2017 and executed 19 unanimous consents. All Directors were in attendance for the meetings.

In 2017, the non-employee (independent) members of the Board of Directors did not meet without employee Directors or management personnel present. Interested persons who wish to contact the Chairman of the Board or other non-employee Directors, can do so by sending written comments through the Office of the Secretary of the Company at Hemispherx Biopharma, Inc., 2117 SW Highway 484, Ocala, Florida 34473. The Office will either forward the original materials as addressed, or provide Directors with summaries of the correspondence, with the originals available for review at the Directors’ request.

CONDUCT OF THE MEETING

The Chairman of our Board (or any person designated by our Board) has broad authority to conduct the annual meeting of stockholders in an orderly manner. This authority includes establishing rules of conduct for stockholders who wish to address the meeting, including limiting questions to the order of business and to a certain amount of time. Copies of these rules will be available at the meeting. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the Chairman (or such person designated by our Board) may also exercise broad discretion in recognizing stockholders who wish to speak, in determining the extent of discussion on each item of business and in managing disruptions or disorderly conduct.

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CORPORATE GOVERNANCE

Our Board has adopted corporate governance guidelines. These guidelines address items such as the standards, qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have a code of conduct that applies to all our employees, including our executive officers and our directors. Both the guidelines and the code of conduct are posted under “Corporate Governance” in the Investors section of our website at http://ir.hemispherx.net/Governance. We will disclose under “Corporate Governance” in the Investors section of our website any amendments to, or any waivers under, the code of conduct that are required to be disclosed by the rules of the SEC. The charters of each of the Board’s Audit, Compensation, Disclosure Controls, Corporate Governance and Nominating Committees are also posted on our website. Detailed information on our Board and its committees can be found within the attached document.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

The Board of Directors maintains the following committees:

Executive Committee

In February 2016, our Board formed the Executive Committee. The Executive Committee reports to the Board and its purpose is to aid the Board in handling matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board. Mr. Equels, our Chief Executive Officer, is the chairman of the Committee, along with two of our independent directors, Mr. Appelrouth and Dr. Mitchell. The full text of the Executive Committee Charter, as approved by the Board, is available on our website: www.hemispherx.net in the “Investor Relations” tab under “Corporate Governance”. The Committee met 1 time in 2017.

Compensation Committee

In 2017, the Compensation Committee formally met two times and all committee members were in attendance for the meetings. Our General Counsel, Chief Financial Officer and Director of Human Resources support the Compensation Committee in its work. The Compensation Committee is currently composed of Dr. William M. Mitchell, the Committee Chair and Director, and Mr. Stewart L. Appelrouth, Director.

For detailed information on the Compensation Committee and its responsibilities, please see “Compensation Discussion and Analysis” in “COMPENSATION OF EXECUTIVE OFFICERS” below. The Compensation Committee consists of directors, each of whom is “independent” under applicable NYSE American rules. The full text of the Compensation Committee Charter, as approved by the Corporate Governance and Nomination Committee, is available on our website: http://ir.hemispherx.net/Governance.

Corporate Governance and Nomination Committee

In 2017, the Corporate Governance and Nomination Committee formally met one time. All committee members were in attendance for the meeting. The Corporate Governance and Nomination Committee consists of Dr. William M. Mitchell, Committee Chair and Director, and Mr. Stewart L. Appelrouth, Director.

All of the members of the Committee meet the independence standards contained within the NYSE American Company Guide and the Hemispherx Corporate Governance Guidelines. The full text of the Corporate Governance and Nomination Committee Charter as well as the Corporate Governance Guidelines, are available on our website: http://ir.hemispherx.net/Governance.

As discussed below, the Committee is responsible for recommending candidates to be nominated by the Board for election by the stockholders or to be appointed by the Board of Directors to fill vacancies consistent with the criteria approved by the Board. It also is responsible for periodically assessing Hemispherx’s Corporate Governance Guidelines and making recommendations to the Board for amendments, recommending to the Board the compensation of Directors, taking a leadership role in shaping corporate governance, and overseeing an annual evaluation of the Board.

The Corporate Governance and Nomination Committee is responsible for identifying candidates who are eligible under the qualification standards set forth in Hemispherx’s Corporate Governance Guidelines to serve as members of the Board. The Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling its other duties. The Committee is not limited to any specific process in identifying candidates and will consider candidates suggested by stockholders. In recommending Board candidates, the Committee considers a candidate’s: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment; (2) understanding of Hemispherx’s business; and (3) diversity in educational and professional background. The Committee also gives consideration to a candidate’s judgment, competence, dedication and anticipated participation in Board activities, experience, geographic location and special talents or personal attributes.

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Stockholders who wish to suggest qualified candidates should write to the Corporate Secretary, Hemispherx Biopharma, Inc., 2117 SW Highway 484, Ocala, Florida 34473, stating in detail the qualifications of such persons for consideration by the Committee.

The Company aspires to the highest standards of ethical conduct; reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern the Company’s business. Hemispherx’s Corporate Governance Guidelines embody many of our policies and procedures which are at the foundation of our commitment to best practices. The guidelines are reviewed annually, and revised if deemed necessary, to continue to reflect best practices.

Disclosure Controls Committee

In August 2011, our Board formed the Disclosure Controls Committee (“DCC”). The DCC reports to the Audit Committee and is responsible for procedures and guidelines on managing disclosure information. The full text of the DCC’s Charter, as approved by the Audit Committee, as well as the Corporate Governance and Nomination Committee Charter, is available on our website: http://ir.hemispherx.net/Governance. In accordance with its Charter, the DCC provides the Audit Committee with a quarterly and year-end process review, presenting the results of its activities and making recommendations to improve functionality.

The purpose of the DCC is to make certain that information required to be publicly disclosed is properly accumulated, recorded, summarized and communicated to the Board, Management and the public. This process is intended to allow for timely decisions regarding communications and disclosures and to help ensure that we comply with related SEC rules and regulations. Wayne S. Springate, Senior Vice President of Operations, acts as the DCC’s Investor Relations Coordinator and Chairperson. The other members of the DCC are Peter Rodino as General Counsel, Adam Pascale as Chief Financial Officer, Dr. David R. Strayer as Chief Scientific Officer, Dr. William M. Mitchell as Independent Director and Ann Marie Coverly as Deputy Investor Relations Coordinator. During 2017, the DCC met 63 times either telephonically or electronically. During 2017, the Committee reviewed 66 separate disclosure items on which each was voted upon by a quorum of two-third DCC members. Quorum was reached for all items voted upon in 2017.

Audit Committee and Audit Committee Expert

The Audit Committee of our Board of Directors consists of Dr. William Mitchell and Stewart L. Appelrouth. Dr. Mitchell and Mr. Appelrouth are determined by the Board of Directors to be Independent Directors as required under Section 803(2) of the NYSE: American Company Guide and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Appelrouth qualifies as an “audit committee financial expert” as that term is defined by Section 803B(2) of the NYSE: American Company Guide and the rules and regulations of the SEC.

We believe Dr. Mitchell and Mr. Appelrouth to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this Committee. The principal functions of the Audit Committee are to (i) assist the Board in fulfilling its oversight responsibility relating to the annual independent audit of our consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (ii) prepare the reports or statements as may be required by NYSE American or the securities laws; (iii) assist the Board in fulfilling its oversight responsibility relating to the integrity of our financial statements and financial reporting process and our system of internal accounting and financial controls; (iv) discuss the financial statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and (v) review disclosures by our independent registered public accounting firm concerning relationships with us and the performance of our independent accountants.

This Committee formally met three times in 2017 with all committee members in attendance. Our General Counsel and Chief Financial Officer support the Audit Committee in its work. The full text of the Audit Committee’s Charter, as approved by the Board, is available on our website: www.hemispherx.net in the “Investor Relations” tab under “Corporate Governance.”

In 2015, prior to his appointment as a Director of the Company, the Audit Committee engaged the services of Mr. Appelrouth. Mr. Appelrouth met the SEC criteria of a Financial Expert to enhance the structure and expertise of the Committee. Mr. Appelrouth, a licensed Certified Public Accountant in both Florida and North Carolina, directly supported the efforts of the Audit Committee on an as-needed basis.

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Audit Committee Report

The primary responsibility of the Audit Committee (the “Committee”) is to assist the Board of Directors in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Committee to fulfill its responsibility with respect to financial matters are:

●	To appoint, evaluate, and as the Committee may deem appropriate, terminate and replace the Company’s independent registered public accountants;

●	To monitor the independence of the Company’s independent registered public accountants;

●	To determine the compensation of the Company’s independent registered public accountants;

●	To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by the Company’s independent registered public accountants;

●	To review the Company’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●	To monitor the integrity of the Company’s financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems;

●	To facilitate and maintain an open avenue of communication among the Board of Directors, Management and the Company’s independent registered public accountants; and

●	To provide oversight of the DCC to monitor their successful implementation of that Committee’s Charter, policies and procedures.

During 2017, the Audit Committee of our Board of Directors formally met three times in 2017 with all committee members in attendance for the meetings. Our General Counsel and Chief Financial Officer support the Audit Committee in its work. The full text of the Audit Committee Charter, as approved by the Corporate Governance and Nomination Committee, is available on our website: http://ir.hemispherx.net/Governance.

In discharging its responsibilities in 2017 relating to internal controls, accounting and financial reporting policies and auditing practices, the Committee discussed with the Company’s independent registered public accountants, RSM US LLP (“RSM”), the overall scope and process for its audit. The Committee regularly met with RSM, with and without Management present, to discuss the results of its examinations, the evaluations of our internal controls and the overall quality of the Company’s financial reporting. Since April 4, 2018, Morrison, Brown, Argiz & Farra, LLC (“MBAF”) has been our independent registered public accountants. Since the appointment of MBAF, the Committee met with MBAF, with and without Management present, to discuss the results of its examinations, the evaluations of our internal controls and the overall quality of the Company’s financial reporting related to the Company’s interim financial statements as of and for the three months ended March 31, 2018.

The Committee also undertook all required discussions with RSM during the 2017 fiscal year of such matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. The Committee received from RSM the written and oral disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee concerning independence and discussed with RSM the independence of their firm.

The Committee has met and held discussions with Management. The Committee has reviewed and discussed with Management Hemispherx’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2017, as well as the internal control requirements of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report for the year ended December 31, 2017.

This report is respectfully submitted by the current members of the Audit Committee of the Board of Directors.

Stewart K. Appelrouth, Committee Chairman Dr. William M. Mitchell

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Board Role in Risk Oversight

The Board evaluates its leadership structure and role in risk oversight on a periodic basis. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of our Company and other relevant factors.

The Board is also responsible for oversight of our risk management practices while Management is responsible for the day-to-day risk management processes. Our Executive Management team evaluates enterprise risks and shares their assessment of such risks with the Audit Committee or the full Board for oversight. In addition, financial risks and our internal control environment are overseen by the Audit Committee and the Compensation Committee considers how risks taken by Management could impact the value of executive compensation.

Code of Ethics and Business Conduct

Hemispherx’s Board of Directors adopted a Code of Ethics and Business Conduct for Officers (“Code”), Directors and employees that went into effect on May 19, 2003 and was amended on October 15, 2009. This Code has been presented and reviewed by each Officer, Director, employee, agent and key consultant. You may obtain a copy of this Code by visiting our website at http://ir.hemispherx.net/Governance or by written request to our Office Administrator at 2117 SW Highway 484, Ocala, Florida 34473. Our Board of Directors is required to approve any waivers of the Code for Directors or executive Officers and we are required to disclose any such waiver in a Current Report on Form 8-K within four business days.

Stock Ownership Guidelines

In April 2005, the Board of Directors adopted a set of stock ownership guidelines for Directors and Officers. The Board believes that Directors and Officers more effectively represent the interest of Hemispherx’s stockholders if they are stockholders themselves. At this time, all of our Directors and Officers are stockholders, and this guideline was adopted to ensure that the present Directors and Officers continue to participate, as well as future Directors and Officers. The full text of the Stock Ownership Guidelines, as approved by the Board, is available on our website: http://ir.hemispherx.net/Governance.

Communication with the Board of Directors

Interested parties wishing to contact the Board of Directors of the Company may do so by writing to the following address: Hemispherx Biopharma Board of Directors, c/o Peter W. Rodino III, Corporate Secretary, 2117 SW Highway 484, Ocala, Florida 34473. All letters received will be categorized and processed by the Corporate Counsel or Secretary, and then forwarded to the Company’s Board of Directors.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter. The Directors who attended the 2017 Annual Meeting were Mr. Equels and Mr. Rodino. Due to weather issues, these directors attended by phone.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about each of our Executive Officers as of the date of this report:

Name	Age	Position
Thomas K. Equels, M.S., J.D.	66	Executive Vice Chairman of the Board, Chief Executive Officer and President
Peter W. Rodino, III, Esq.	66	Executive Director Gov’t Relations, General Counsel and Secretary
Adam Pascale, CPA	70	Chief Financial Officer
David R. Strayer, M.D.	72	Chief Scientific Officer and Medical Director
Wayne S. Springate	47	Senior Vice President of Operations

THOMAS K. EQUELS, M.S., J.D., has been a Director and ALSO serves as our Executive Vice Chairman, His service as an officer is outlined as follows: Chief Executive Officer (since 2016), President (since 2015), Secretary (from 2008 to 2016) and General Counsel (from 2010 to 2016). For the period December 2, 2013 when Charles T. Bernhardt resigned as Chief Financial Officer through February 2016, Mr. Equels served as our Chief Financial Officer. Mr. Equels resigned as Chief Financial Officer on February 21, 2016 upon Adam Pascale being promoted to the same position. Mr. Equels is the owner of and former President and Managing Director of the Equels Law Firm headquartered in Miami, Florida that focuses on litigation. For over a quarter century, Mr. Equels has represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree Magna Cum Laude from Florida State University. He is a Summa Cum Laude graduate of Troy University. He also obtained a management related Masters’ Degree from Troy University. He is a member of the Florida Bar Association and the American Bar Association.

PETER W. RODINO III, J.D., was appointed a Director in July 2013. On September 30, 2016, Mr. Rodino resigned as a member of our Board to permit him to serve us in a new capacity. In this regard, effective October 1, 2016, we retained Mr. Rodino as our Executive Director for Governmental Relations, and as our General Counsel. In that capacity, Mr. Rodino handles all government affairs and litigation matters on a going forward basis. Mr. Rodino was also appointed Secretary of the Company in November 2016. Through September 30, 2016, Mr. Rodino served as Lead Director and Chairman and Financial Expert of the Audit Committee, a member of the Compensation Committee and a member of the Governance and Nomination Committee of the Board of Directors. Mr. Rodino has broad legal, financial, and executive experience. In addition to being President of Rodino Consulting LLC and managing partner at several law firms during his many years as a practicing attorney, he served as Chairman and CEO of Crossroads Health Plan, the first major Health Maintenance Organization in New Jersey. He also has had experience as an investment executive in the securities industry and acted as trustee in numerous Chapter 11 complex corporate reorganizations. For the past 17 years, as founder and president of Rodino Consulting, Mr. Rodino has provided business and government relations consulting services to smaller companies with a focus on helping them develop business plans, implement marketing strategies and acquire investment capital. Mr. Rodino holds a B.S. in Business Administration from Georgetown University and a J.D. degree from Seton Hall University.

ADAM PASCALE, CPA, was promoted to Chief Financial Officer on February 22, 2016. He will continue to be the Company’s Chief Accounting Officer. Mr. Pascale has been employed with Company for 22 years, with more than two decades of public accounting experience and prior public company experience. He earned a Bachelor of Arts degree in Accounting and Finance from Rutgers University. Mr. Pascale served for several years as a CPA prior to joining Hemispherx, and is a member of both the American and the Pennsylvania Institutes of Certified Public Accountants.

DAVID R. STRAYER, M.D., has acted as our Medical Director since 1986. On February, 19, 2016, Dr. Strayer was appointed as Chief Scientific Officer upon Dr. Carter’s termination. He has served as Professor of Medicine at the Medical College of Pennsylvania and Hahnemann University. Dr. Strayer is Board Certified in Medical Oncology and Internal Medicine with research interests in the fields of cancer and immune system disorders. He has served as principal investigator in studies funded by the Leukemia Society of America, the American Cancer Society, and the National Institutes of Health. Dr. Strayer attended the School of Medicine at the University of California at Los Angeles where he received his M.D. in 1972.

WAYNE S. SPRINGATE was promoted to Senior Vice President of Operations on May 1, 2011. Mr. Springate joined Hemispherx in 2002 as Vice President of Business Development when Hemispherx acquired Alferon N Injection® and its New Brunswick, N.J. manufacturing facilities. He led the consolidation of our Rockville facility to our New Brunswick location as well as coordinated the relocation of manufacturing polymers from South Africa to our production facility in New Brunswick. He was also responsible for preparing and having a successful Preapproval Inspection by the FDA for our New Brunswick manufacturing plant in connection with the filing of our Ampligen® NDA. Currently he is managing a capital improvement budget to enhance our Alferon® facility in accordance with cGMP. Previously, Mr. Springate served as President for World Fashion Concepts in New York and oversaw operations at several locations throughout the United States and overseas. Mr. Springate assists the CEO in details of operations on a daily basis and is involved in all aspects of manufacturing, warehouse management, distribution and logistics.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation related matters and waivers of our code of business conduct and ethics, be reviewed and approved or ratified by a majority of independent, disinterested Directors. We have adopted procedures in which the Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an annual and case-by-case basis with the approval of this Committee required for all such transactions.

We have employment agreements with certain of our executive officers and have granted such Officers and Directors options and warrants to purchase our common stock, as discussed under the headings, “Compensation of Executive Officers”

Thomas Equels was elected to the Board of Directors at the Annual Stockholders Meeting on November 17, 2008 and joined the Company as General Counsel effective June 1, 2010. Mr. Equels had provided external legal services for several years through May 31, 2010 and Equels Law Firm ceased providing external legal services in 2016. In 2015, the Company paid Equels Law Firm approximately $42,000 for services rendered. Upon analysis in 2011 by the Audit Committee’s Financial Expert, it was deemed that the hourly rates charged by Equels Law to the Company were reasonable when compared to the fee structure of a possible arms-length transaction from comparable firms in practice in the same market and of the similar size. The hourly rate fees from Equels Law Firm remained the same in 2015. For his Board fees, Mr. Equels received approximately $0, $20,000 and $182,000, respectively, for 2017, 2016 and 2015.

For the years ended 2017, 2016 and 2015, compensation was granted or paid related to the Executive Performance Incentive Program related to the ATM, as set forth in Section 3(c)(ii) of his Employment Agreement, for approximately $0, $0, and $262,000 to Mr. Equels. Mr. Equels’ compensation related to this program was classified entirely as general and administrative expense.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our Officers and Directors, and persons who own more than ten percent of a registered class of equity securities, to file reports with the Securities and Exchange Commission reflecting their initial position of ownership on Form 3 and changes in ownership on Form 4 or Form 5. Based solely on a review of the copies of such Forms received by us, we found that, during the fiscal year ended December 31, 2017, all of our Officers and Directors had complied with all applicable Section 16(a) filing requirements on a timely basis with regard to transactions occurring in 2017.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This discussion and analysis describes our executive compensation philosophy, process, plans and practices as they relate to our “Named Executive Officers” (“NEO”) listed below and gives the context for understanding and evaluating the more specific compensation information contained in the narratives, tables and related disclosures that follow. For the purposes of discussion and analysis, the following NEOs are included in the narratives, tables and related disclosures that follow:

●	Thomas K. Equels, Chief Executive Officer (“CEO”) and President;

●	Adam Pascale, Chief Financial Officer (“CFO”); and

●	Peter Rodino, General Counsel and Company Secretary.

Overview of Our Business Environment

Hemispherx is a specialty pharmaceutical company headquartered in Ocala Florida and engaged in the clinical development of new drug therapies based on natural immune system enhancing technologies for the treatment of viral and immune based chronic disorders. We were first formed in 1966 and in the early 1970s were doing contract research for the National Institutes of Health. Since that time, we have established a strong foundation of laboratory, pre-clinical and clinical data with respect to the development of natural interferon and nucleic acids to enhance the natural antiviral defense system of the human body and to aid the development of therapeutic products for the treatment of certain chronic diseases.

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Our flagship products include Alferon N Injection® and the experimental therapeutic Ampligen®. Alferon N Injection® is approved for a category of STD infection, and Ampligen® represents an experimental RNA, recently approved in Argentina, being developed for globally important viral diseases and disorders of the immune system. Hemispherx’ platform technology includes components for potential treatment of various severely debilitating and life threatening diseases.

Governance of Compensation Committee

The Compensation Committee consists of the following two directors, each of whom is “independent” under applicable NYSE American rules, a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act, and an “Outside Director” as defined under the U.S. Treasury regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”): Dr. William Mitchell, M.D. (Chair) and Stewart L. Appelrouth. The Compensation Committee makes recommendations concerning salaries and compensation for senior management and other highly paid professionals or consultants to Hemispherx. The full text of the Compensation Committee’s Charter, as approved by the Board, is available on our website: www.hemispherx.net in the “Investor Relations” tab under “Corporate Governance”.

This Committee formally met two times in 2017 and all committee members were in attendance for the meetings with the exception of one meeting. Our General Counsel, Chief Financial Officer and Director of Human Resources support the Compensation Committee in its work.

Results of Stockholder Advisory Vote on Executive Compensation

At the September 13, 2017 Annual Meeting of Stockholders, the Stockholders approved the annual, non-binding advisory vote on Executive Compensation.

Our Compensation Committee reviews its executive compensation policies annually and takes into account the results of prior say-on-pay advisory votes.

The Committee reviewed the results of the 2015 say-on-pay advisory vote and its executive compensation policies. In January 2016, in an effort to better incentivize top management and align top management’s compensation with their performance on behalf of the Company, the Committee created the 2016 Senior Executive Deferred Cash Performance Award Plan.

Process

Our Compensation Committee is responsible for determining the compensation of our NEO included in the “Summary Compensation Table” below. For purposes of determining compensation for our NEO, our Compensation Committee takes into account the recommendation of our Chief Executive Officer. The Compensation Committee is also responsible for overseeing our incentive compensation plans and equity-based plans, under which stock option grants have been made to employees, including the NEO, as well as non-employee Directors and strategic consultants.

The following table summarizes the roles of each of the key participants in the executive compensation decision-making process:

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Compensation Committee	●	Fulfills the Board of Directors’ responsibilities relating to compensation of Hemispherx’ NEO, other non-officer Executives and non-Executives.

	●	Oversees implementation and administration of Hemispherx’ compensation and employee benefits programs, including incentive compensation and equity compensation plans.

	●	Reviews and approves Hemispherx’ goals and objectives and, in light of these, evaluates each NEO’s performance and sets their annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

	●	Reviews and approves compensation for all other non-officer Executives of Hemispherx including annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

	●	In consultation with the CEO and CFO, reviews the talent development process within Hemispherx to ensure it is effectively managed and sufficient to undertake successful succession planning.

	●	Reviews and approves employment agreements, severance arrangements, issuances of equity compensation and change in control agreements.

CEO	●	Presents to the Compensation Committee the overall performance evaluation of, and compensation recommendations for, each of the NEO and other non-officer Executives.

Chief Financial Officer and Director of Human Resources	●	Reports directly or indirectly to the Chief Executive Officer.

	●	Assists the Compensation Committee with the data for competitive pay and benchmarking purposes.

	●	Reviews relevant market data and advises the Compensation Committee on interpretation of information, including cost of living statistics, within the framework of Hemispherx.

	●	Informs the Compensation Committee of regulatory developments and how these may affect Hemispherx’ compensation program.

Objectives and Philosophy of Executive Compensation

The primary objectives of the Compensation Committee of our Board of Directors with respect to Executive compensation are to attract and retain the most talented and dedicated Executives possible, to tie annual and long-term cash and stock incentives to achievement of measurable performance objectives, and to align Executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee expects to implement and maintain compensation plans that tie a substantial portion of Executives’ overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our products, the identification and advancement of additional products and the performance of our common stock price. The Compensation Committee evaluates individual Executive performance with the goal of setting compensation at levels the Committee believes are comparable with Executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance, our own strategic goals, governmental regulations and the results of Stockholder Advisory Votes regarding executive compensation.

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Use of Compensation Data

Our compensation plans are developed by utilizing publicly available compensation data for national and regional companies in the biopharmaceutical industry as well as web sites that specialize in compensation and/or employment data. We believe that the practices of this group of companies and/or data obtained from employment industry organizations, provide us with appropriate compensation benchmarks necessary to review the compensation recommendations by the CEO, CFO and/or Human Resources Department. Prior to 2016, the Committee did not engage the services of an independent compensation consultant, but alternatively utilized web-based organizations and databases such as Salary.com, to help them analyze compensation data and compare our programs with the practices of similar national and/or regional companies represented in the biopharmaceutical industry. In 2016, the Board of Directors, based upon the recommendation of the Compensation Committee, engaged Steven Hall Partners, an independent compensation consultant, to review and improve executive compensation arrangements and ensure they are in line with industry standards. The Compensation Committee recommended the consultant based upon candidates suggested to it by its independent counsel and will review performance of the independent consultant at least annually.

Elements of Executive Compensation

The Compensation Committee has adopted a mix among the compensation elements in order to further our compensation goals. The elements include:

●	Base salary (impacted by cost of living adjustments);
●	Variable compensation consisting of a cash bonus based upon individual and overall Company performance;
●	Performance incentive bonus based on the accomplishment of Company sales milestones or activity;
●	Long-term bonus incentive programs consisting of the Employee Bonus Pool Program;
●	Stock option grants with exercise prices set in excess of fair market value at the time of grant and not vesting sooner than one year from the date of issuance; and
●	Adoption of a policy to facilitate compliance with Dodd-Frank’s Claw-Back Compensation Recoupment provisions.

Executive compensation consists of the following elements:

Base Salary

Base salaries for our Executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that Executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. For those NEO with employment agreements, base salary is determined and set forth in the agreement and the Compensation Committee reviews the base salary prior to renewal of such agreement. Base salaries for the other NEO are normally reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. While this review process would normally occur in the fourth quarter of each year, in recent years this review has occurred when NEO’s employment agreements required restatement, amendment or replacement. The Company compensation Committee did not authorized a non-discriminatory and universally applied cost of living increase to the base salaries of all full-time employees in the years December 31, 2017, 2016 and 2015. Additional changes to our NEO’s base salaries could be undertaken in a future determination by the Compensation Committee at its discretion. During 2017 and 2016, none of the employment contracts of NEOs were created, amended or restated. Mr. Equels employment agreement automatically extended for an additional three-year period upon his original agreement expiring as of December 31, 2016. We are currently in negotiations with Mr. Equels on a new employment agreement. We are utilizing an independent compensation consultant for assistance in negotiating the terms and conditions of this agreement. Mr. Rodino does not currently have an employment agreement with the Company.

Senior Executive and Director Compensation Deferral Plan and Employee Pay Reduction Plan

After reviewing our financial condition and anticipated needs to pursue our goals, our Board determined that we needed to find additional funding sources and reduce on-going expenses. To this end, on August 22, 2017, at the recommendation of the Compensation Committee, the Board authorized the Executive Compensation Deferral Plan, the Employee Pay Reduction Plan and the Directors’ Compensation Deferral Plan. Employees, executives and directors agreed to the Plans.

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Pursuant to the Executive Compensation Deferral Plan, the following executives agreed to a 40% deferral of pay commencing for the first pay period in September 2017 and continuing until discontinued by the Board: Thomas Equels, Peter Rodino, Adam Pascale, Wayne Springate and Carol Smith. The deferred pay will be paid to these executive when determined by the Board. On February 13, 2018, the board issued to these executives common stock purchase options with an exercise price of $0.37 per shares, the closing price of the Common Stock on the NYSE American on August 25, 2017, for their agreement to defer compensation. The number of options was calculated by dividing the deferred salary amount by $0.37.

Pursuant to the Employee Pay Reduction Plan, employees agreed to receive their salaries 50% in cash and 50% in the form of common stock during each semi-monthly payroll period commencing with the first pay period of September 2017 and continuing until discontinued by the Board.

Pursuant to the Directors’ Compensation Deferral Plan, the Directors agreed to a 100% deferral of their Directors’ fees commencing for the first compensation pay period in September 2017 and continuing until discontinued by the Board. The deferred fees will be paid to the Directors when determined by the Board. The Board members received common stock purchase options with an exercise price of $0.37 per shares, the closing price of the Common Stock on the NYSE American on August 25, 2017, for their agreement to defer compensation. The number of options was calculated by dividing the deferred directors’ fee amount by $0.37.

Senior Executive Deferred Cash Performance Award Plan & Voluntary Incentive Stock Award Plan

The Executive Plan

The Executive Plan was established in January 2016 to both conserve cash and create appropriate incentives for senior executives to be rewarded based upon the performance of the Company. The two participants were Dr. William A. Carter, the Company’s former Chairman of the Board, Chief Executive Officer and Chief Scientific Officer, and Thomas K. Equels, the Company’s current Chief Executive Officer, President and Executive Vice Chairman of the Board. However, Dr. Carter’s participation in the Plan ended in February 2016 upon his termination of employment. The Executive Plan provided for a change to the amount to be withheld from salary and director’s fees (collectively, “Compensation”) of Mr. Equels for the 3-month period commencing February 1, 2016 for the semi-monthly payroll period ended February 15, 2016 (the “Initial Period”) and thereafter. For the payroll periods ended on February 15 and 29, 2016, 50% of Mr. Equels’ Compensation was withheld. For the remainder of the Initial Period, 100% of Mr. Equels’ Compensation was withheld. Following the Initial Period and during any period the Executive Plan is in effect, the percentage withheld from Mr. Equels’ Compensation was at least 50% thereof, provided that any amounts in excess of 50% would be as agreed upon by the Committee and Mr. Equels. Notwithstanding the foregoing, the amount of Compensation to be withheld during any periods commencing on and after March 1, 2016 did not include the amount necessary, on an after-tax basis, to fund applicable FICA, FUTA and other governmental welfare benefit taxes (both federal and state) and any health or other insured benefits for which Mr. Equels contributes to the cost.

The Executive Plan was in effect for three months beginning with the commencement of the Employee Plan described below and was extended for additional periods of three months thereafter subject to termination by the Company with the approval of the Board. Mr. Equels participated during each three-month period the Executive Plan was in effect (each such period, an “Executive Plan Period”). By participating in the Executive Plan, Mr. Equels authorized the Company to withhold 50% of the sum of his salary, consulting and director’s fees on each semi-monthly payroll date (each, a “Withholding Date”) occurring during the applicable Executive Plan Period. The Company established and maintained a record of the dollar amount withheld on each Withholding Date (each, a “Withheld Dollar Amount”) and the closing price of a share of the Company’s common stock (the “Stock”) on the NYSE American on the last trading day preceding the Withholding Date (each, a “Base Stock Price”).

On the 9-month anniversary of each Withholding Date (each, a “Payment Date”), if the Payment Condition, as defined below, in respect of the Withheld Dollar Amount on such Withholding Date is satisfied, the Company would pay Mr. Equels an amount in cash (the “Performance Cash Payment”) equal to (a) the product of the applicable Withheld Dollar Amount multiplied by a fraction, the numerator of which was the closing price of the Stock on the NYSE American for the last trading date preceding the Payment Date (a “Payment Stock Price”), and the denominator of which was the applicable Base Stock Price, less (b) the minimum withholding taxes due in respect of such payment. The Payment Condition was that the closing price of the Stock for at least five (5) successive trading days during the period beginning on the applicable Withholding Date and ending on the applicable Payment Date must have been at least $0.20 per share. If the Payment Condition was not fully satisfied with respect to a Withheld Dollar Amount then the Performance Cash Payment would be zero and Mr. Equels would lose the entire amount withheld. In 2016, Mr. Equels earned $131,000 in accordance with the Executive Plan, as the price of our stock was above $0.20 for 5 successive trading days.

The Executive Plan was administered and interpreted by the Compensation Committee. The Compensation Committee had the authority to make appropriate adjustments to the Base Stock Price and the Payment Stock Price to reflect stock splits and stock combinations.

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The Employee Plan

Pursuant to the Employee Plan, all full-time employees and directors, other than Mr. Equels participated in the plan. The Employee Plan was in effect for three months commencing on February 1, 2016 and was extended for additional periods of three months thereafter subject to termination by the Company with the approval of the Board. Eligible employees and directors could elect to participate during any three-month period the Employee Plan was in effect (each, an “Employee Plan Period”) subject to election prior to the commencement of any such period Employees and Directors who elect to participate in the Employee Plan (the “Participants”) could elect to cease their participation at the end of any Employee Plan Period.

Any employee earning salary at a rate of less than $75,000 per year made an Election discussed above, to participate by authorizing the Company to withhold, at the employee’s option, 10% or 20% of the employee’s salary during such Employee Plan Period.

Each Participant made an Election in writing to receive the Participant’s Amount, on the 6-month, 9-month or 12-month anniversary of each Withholding Date. In the absence of an election, the Participant was paid on the 6-month anniversary of the applicable Withholding Date.

On the anniversary date on which the Participant was paid in accordance with his or her election (the “Payment Date”), the Company determined, for tax withholding and basis purposes, the value of each Participant’s Amount for which payment was made. The value on the Payment Date was based on the closing price of a share of Stock on the NYSE American for the trading day preceding the Payment Date. On any date Stock was issued, the number of shares needed for sale to cover the related withholding taxes was determined by the Company and communicated to the Participant. Unless the Participant elects prior to the commencement of the applicable Employee Plan Period to pay the withholding tax dollar amount directly to the Company on or before the Payment Date, the Company will withhold the required minimum withholding tax from any amounts due the Participant on such Payment Date by either, in its discretion, (a) reducing the number of shares of Stock to be issued to the Participant by the number of shares of Stock having a value equal to the applicable withholding taxes or (b) causing to be sold on the open market that number of shares of Stock issued to the Participant which is necessary to fund the payment of the withholding tax.

The Employee Plan was administered and interpreted by the Compensation Committee and all full-time employees opted to participate in the Employee Plan.

Annual Bonus

Our compensation program includes eligibility for an annual performance-based cash bonus in the case of all NEO and certain senior, non-officer Executives. The amount of the cash bonus depends on the level of achievement of the stated corporate, department, and individual performance goals, with a target bonus generally set as a percentage of base salary. As provided in their respective employment agreements, during the year ended December 31, 2017, the following NEOs were eligible for an annual performance bonus based on their salaries, the amount of which, if any, is determined by the Board of Directors in its sole discretion based on the recommendation of the Compensation Committee:

●	Thomas Equels, CEO & President (bonus opportunity up to 25%);
●	Adam Pascale, Chief Financial Officer (bonus opportunity up to 25%).

The Compensation Committee utilizes annual incentive bonuses to compensate NEO and certain senior, non-officer executives (the “Executive Team”) for attainment or success towards overall corporate financial and/or operational goals along with achieving individual annual performance objectives. These objectives will vary depending on the individual Executive, but generally relate to strategic factors such as establishment and/or maintenance of key strategic relationships, development of our products, identification, research and/or development of additional products, enhancing financial factors such as raising capital, cost containment and/or improving the results of operations. The Compensation Committee, in light of established individual and Company-wide goals and objectives, evaluated the performance of each NEO, key executive and overall staff in order to determine each respective annual incentive opportunity including an analysis by the Compensation Committee that provides the following information.

1.	The Company-wide goals and objectives along with individual performance goals for each NEO used to determine annual bonuses for the fiscal year;
2.	How each goal individually or in totality was weighted, if applicable, to the extent that any of the performance goals were quantitatively and/or quantitatively measurable;
3.	The threshold, target, and maximum levels of achievement of each performance goal, if applicable;
4.	The intended relationship between the level of achievement of Company-wide performance goals and the amount of bonus to be awarded;
5.	The intended relationship between the level of achievement of each NEO’s individual performance goals and the amount of bonus to be awarded;

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6.	The evaluation by the Committee of the level of achievement by each NEO of the Company-wide and individual performance goals applicable to him/her individually;
7.	If applicable, whether the Committee reviewed any report(s) from compensation consultant(s) and/or web based organizations and data bases;
8.	The adequate disclosure of the percentage of base salary awarded in the form of an incentive bonus to each NEO as a result of their or the Company’s performance; and
9.	If applicable, how the Company’s compensation policies and practices relate to the Company’s risk management.

The Compensation Committee also undertook the initial steps to review and reestablish goals and objectives for the Executive Team regarding bonuses. On an overall basis, all bonus eligible member of the Executive Team would share the following Company-wide goals:

A.	Regulatory approval and sales of Ampligen® for the treatment of Chronic Fatigue Syndrome in any country or regional jurisdiction;
B.	Significant regulatory advancement for the approval of Ampligen® for any non-CFS indication in any country jurisdiction. These indications include cancer vaccines, vaccines for infectious indications including bioterror/biowarfare, burns or other inducers of traumatic immunodeficiency;
C.	Regulatory approval and sales of Alferon® for the treatment of any non-CFS indication in any country jurisdiction;
D.	Any merger, acquisition, or partnership that quantitatively improves the value of the company;
E.	Any governmental grant and/or contact, singly or in the aggregate for R & D or commercial product;
F.	Continued productive interaction with the FDA concerning issues necessary for approval of Ampligen® for CFS;
G.	Continued progress towards non-USA approval of Ampligen® for Chronic Fatigue Syndrome;
H.	An overall strategic plan for Ampligen® and Alferon® to be submitted to the Board;
I.	Strategic plans for the marketing and partners for Ampligen® to be submitted to the Board;
J.	Continued development of enhancement of vaccines requiring Ampligen®;
K.	Success in the protection of Company Intellectual Property;
L.	Progress in the return to commercialization of Alferon N Injection®;
M.	Continued development of Ampligen® and Alferon N Injection® for treatment of influenza;
N.	Maintaining the overall financial strength of the Company and operations consistent with the budget;
O.	Implementation of research & development partnerships;
P.	Implementation of Ampligen® clinical trials in cancer with commercial partner(s);
Q.	Implementation of Ampligen® clinical trials in cancer with academic partner(s);
R.	Increase in clinical trials of Alferon N Injection® and additional indications; and,
S.	Acquisition of complimentary pharmaceutical technologies and/or drugs/vaccines.

On an annual basis and at the sole discretion of the Compensation Committee, with input from the CEO or the Executive’s direct supervisor, the Committee evaluates the individual performance of each member of the Executive Team as to his/her achievement and/or contribution towards meeting the overall Company-wide goals along with his/her accomplishments specific to his/her job description. The outcome of the Committee’s analysis is utilized to determine if a bonus is warranted, and if so, the dollar amount or percentage of the Executive Team member’s year-end base pay rate to be awarded.

Prior to year-end or during the first fiscal quarter of the subsequent year, the Compensation Committee would complete their analysis utilizing any internal and external documentation desired, including but not limited to reports from independent analysts and/or corporate benchmarking organizations. Upon analysis completion, the Compensation Committee made formal recommendations to the Board based on their findings with regard to bonuses for the respective year ended. Due to the subjective nature of the Company-wide goals regarding the success and analysis of an Executive in meeting or exceeding elements of his/her specific job duties, the goals were not designed to be weighted in value or quantitative in nature. The bonuses were designed to be awarded based on a subjective cumulate nature of the goals deemed attainable, employee performance and progress towards achievement. The bonus threshold was designed to range from zero percent to twenty-five percent, with a target bonus of approximately twenty or twenty-five percent, calculated from the individual’s year-end base pay rate.

There were no Performance Bonuses granted and/or paid to the NEO’s for the years ended 2017, 2016 and 2015.

Employee Appraisal and Merit Bonus Program

In 2012, the Compensation Committee approved an Employee Appraisal and Merit Bonus Program for those employees not eligible for the key employee annual bonus. This Program incorporates a team concept by conducting appraisals for eligible employees in each department throughout the calendar year and then averaging the total scores per department in order to determine year-end, department-wide merit bonuses. This Program is annually renewed and at the ultimate discretion of the Compensation Committee based on various factors, including the Company’s overall accomplishment of milestones and access to Working Capital.

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For the years ended 2017, 2016 and 2015, no bonuses related to this program were granted to employees.

Executive Performance Incentive Bonus

As an element of his employment contract, Thomas Equels (Executive Vice Chairman, Chief Executive Officer and President) is eligible for a performance incentive bonus based on a percent, 5.0% of the Gross Proceeds paid to the Company as a result of sales of Alferon N Injection®, Ampligen® or other Company products, or from any joint ventures or corporate partnering arrangements. For bonus purposes, Gross Proceeds is defined as cash amounts paid to the Company by the other parties to the joint venture or corporate partnering arrangement, but shall not include any amounts paid to the Company as reimbursement of expenses incurred; and any amounts paid to the Company in consideration for the Company’s assets (i.e., plant, property, equipment, investments, etc.), equity or other securities. After the termination of this Agreement, for any reason, Mr. Equels shall be entitled to receive the incentive bonus based upon Gross Proceeds received by the Company during the three-year period commencing on the termination of their Agreement with respect to any joint ventures or corporate partnering arrangements entered into by the Company during the term of the Agreement. Furthermore, Mr. Equels shall be entitled to a 5% bonus related to any sale of the Company, or any sale of a substantial portion of Company assets not in the ordinary course of its business. The aggregate incentive bonus hereunder as set forth above shall be capped not to exceed $5,000,000 annually.

On November 23, 2015, Mr. Equels waived his rights under his respective employment agreement to any future payment of any incentive bonus related to the sale of the Company’s stock or other securities by, or on behalf of, the Company pursuant to the Maxim Equity Distribution Agreement or any similar or successor ATM equity distribution agreement including the Chardan Agreement. For the years ended 2017, 2016 and 2015, compensation was granted or paid related to the Executive Performance Incentive Program, as set forth in Section 3(c)(ii) of his respective Employment Agreement, for approximately $0, $0, and $262,000 to Mr. Equels. In addition, Mr. Equels received in 2016 and 2017, as set forth in Section 3(c)(ii) of his Employment Agreement, $39,000 and $22,000, respectively, for 5% of the Ampligen® cost recovery sales.

Long-Term Bonus Incentive Programs

The Compensation Committee believes that team oriented performance by our NEO, non-officer Executive officers and all employees, consistent with our short and long-term goals, can be achieved through the use of goal or result oriented bonus programs. For the year ending 2016, the Employee Bonus Pool Program continued to exist to provide our employees, including our NEO and certain senior, non-officer Executives, with incentives to help align their financial interests with that of Hemispherx and its stockholders. For the year ending 2017, no compensation was granted or paid in relation to Long-Term Bonus Programs.

Base Pay Supplement and Employee Bonus Pool Programs

All Participants in the Employee Plan and Executive Plan created in January 2016 will be awarded an amount (the “Approval Award”) equal to 30% of the pre-tax amount of their base annual salary as then in effect upon FDA Approval of Ampligen® (the “Approval”). The Approval Award will be paid within three months following the Approval. In addition, all Participants in either plan will be awarded an amount (the “Pre-Approval Award”) equal to 30% of the pre-tax amount of their annual salary as then in effect upon the successful pre-approval inspection by the FDA of the Alferon® facility (the “Pre-Approval”). The Pre-Approval Award will be paid within three months following the Pre-Approval. A Participant will not qualify for the Approval or Pre-Approval Award if the Participant’s employment is terminated prior to such Approval or Pre-Approval due to (i) termination by the Company for Cause or (ii) voluntary termination by the Participant.

An element of the prior 2009’s Employee Wage or Hours Reduction Program was the establishment of a Bonus Pool (the “Pool”) in the case of FDA Approval (“Approval”) of Ampligen®. This bonus is to award to each employee of record at January 1, 2009 a pretax sum of 30% in wages, calculated on their base salary per annum compensation at the time of the Approval, and awarded within three months of Approval. Participants who terminate their employment prior to the Approval will not qualify for this bonus. For the year ended 2017, no compensation was granted or paid related to the Employee Bonus Pool Program.

Stock Options

The Compensation Committee believes that long-term performance is achieved through an ownership culture that encourages such performance by our NEO, non-officer Executives and all employees through the use of stock and stock-based awards. Our stock plans have been established to provide our employees, including our NEO and senior non-officer Executives, with incentives to help align their interests with the interests of stockholders. Accordingly, the Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving long-term performance goals because:

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●	Stock options align the interests of Executives and employees with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders;
●	Stock options are performance based. All the value received by the recipient of a stock option is based on the growth of the stock price; and
●	Stock options help to provide a balance to the overall executive compensation program as base salary and our discretionary annual bonus program focus on short-term compensation.

We have historically elected, and continue to use, stock options as the primary long-term equity incentive vehicle. We have adopted stock ownership guidelines and our stock compensation plans have provided the principal method, other than through direct investment for our executives to acquire equity in our Company. The Compensation Committee believes that the annual aggregate value of these awards should be set near competitive median levels for comparable companies. However, in the early stage of our business, we provided a greater portion of total compensation to our Executives through our stock compensation plans than through cash-based compensation.

In determining the number of stock options to be granted to NEO, non-officer Executives and employees, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual’s total compensation.

Our stock plans authorize us to grant options to purchase shares of common stock to our NEO, employees, Directors and consultants. Our Compensation Committee oversees the administration of our stock option plan. The Compensation Committee reviews and recommends approval by our Board of Directors of stock option awards to NEO based upon a review of competitive compensation data, its assessment of individual performance, a review of each Executive’s existing long-term incentives and retention considerations. Periodic stock option grants are made at the discretion of the Board of Directors upon recommendation of the Compensation Committee to eligible NEO and employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of the CEO.

As a reinforcement to employees that one of the Company’s priorities continues to be that of increasing shareholder value, the Compensation Committee and Board have historically granted the replacement of expired stock options to all current employees at the same number of shares and exercise price as had been originally issued.

Effective as of December 2011, the Compensation Committee mandated that the standard terms of options to be issued to individuals in their role as Company employees to require that such options not vest sooner than one year from the date of issuance and that, to the extent that any such options have not vested on the date of an Executive’s termination, the options shall be void as to such unvested portion.

The following Options were issued to NEO in their role as employees during 2017:

●	During 2017, we granted to Thomas K. Equels, Chief Executive Officer, consistent with his employment agreement 300,000 ten year options to purchase common stock with an exercise price of $0.56 per share which vest in one year and 113,135 ten year options with exercise prices of $0.36 to $0.49 which vest in three years for a 20% reduction in salary; and

●	During 2017, we granted 37,712 ten year options to purchase common stock with exercise prices of $0.36 to $0.49per share which vest in three years to Adam Pascale, Chief Financial Officer for a 20% reduction in salary; and

●	During 2017, we granted 52,796 ten year options to purchase common stock with exercise prices of $0.36 to $0.49 per share which vest in three years to Peter Rodino, General Counsel and Company Secretary for a 20% reduction in salary.

The following Options were issued to NEO in their role as employees during 2016:

●	On June 8, 2016, we granted options to Thomas K. Equels, Chief Executive Officer, consistent with his employment agreement 25,000 ten year options to purchase common stock at $1.68 per share which vest in entirety in one year; and

●	On June 21, 2016, we granted 12,500 ten year options to purchase common stock at $1.56 per share which vest in entirety in one year options to Dr. Strayer, Chief Scientific Officer and Chief Medical Officer; and

●	On June 21, 2016, we granted 12,500 ten year options to purchase common stock at $1.56 per share which vest in entirety in one year options to Adam Pascale, Chief Financial Officer;

The following Options were issued to NEO in their role as employees during 2015:

●	On June 6, 2015, we granted options to Thomas K. Equels, Chief Executive Officer, consistent with his employment agreement 25,000 ten year options to purchase common stock at $3.00 per share which vest in entirety in one year;

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The Equity Incentive Plan of 2009 authorizes the grant of non-qualified and incentive stock options, stock appreciation rights, restricted stock and other stock awards. A maximum of 15,000,000 shares of common stock is reserved for potential issuance pursuant to awards under the Equity Incentive Plan of 2009. In September 2015, the Company’s stockholders approved the following amendments to the 2009 Plan: (1) increased the number of shares authorized to be issued under the Equity Incentive Plan from 15,000,000 to 22,000,000; (2) required a gradual vesting period of options issued under the Equity Incentive Plan over a one year period; (3) revised the definition of “change in control” to make it less “liberal” by amending the provision that a change in control occurs upon stockholder approval of a merger, consolidation or sale or disposition by the Company of all or substantially all of its assets (a “Business Combination”) to state that such a change in control occurs upon the consummation of the Business Combination; and (4) clarified that the definition of change in control has a double trigger – For a Participant to get the benefit resulting from a change in control, such Participant must have been terminated other than for cause within a two year period. Unless sooner terminated, the Equity Incentive Plan of 2009 will continue in effect for a period of 10 years from its effective date.

Claw-Back Compensation Recoupment Provisions

Effective December 2011, all Executive compensation including and without limitation to base salary, bonuses, stock options, and fringe benefits, shall be subject to recoupment from the Employee by the Company pursuant to the Company’s Executive Compensation Recoupment Policies adopted December 1, 2011, as may be amended by the Company’s Board of Directors from time to time to remain in compliance with the claw-back compensation recoupment provisions of the Dodd-Frank Act.

Other Compensation

We provide the following benefits to our NEO generally on the same bases as benefits provided to all full-time employees:

●	Health, vision and dental insurance;
●	Life insurance;
●	Short and long-term disability insurance; and
●	401(k) with Company’s ability to match of up to 6% of employee’s contribution or to the extent of IRS regulations, whichever is lower.

The Compensation Committee believes that these benefits are consistent with those offered by other companies, specifically those provided by our peers. Occasionally, certain Executives separately negotiate other benefits in addition to the benefits described above. The following additional benefits were provided to an NEO as an element of his respective employment:

Thomas Equels, CEO:

●	Automobile allowance;
●	Predetermined allowance for the Company’s utilization of Florida offices of Equels Law Firm;
●	Reimbursement of home office, computer, internet, phone and telefax expenses;
●	Health, vision and dental insurance fully paid by the Company; and
●	Supplementary life and disability insurance policies.

401(k) Plan

In December 1995, we established a defined contribution plan, effective January 1, 1995, entitled the Hemispherx Biopharma employees 401(k) Plan and Trust Agreement. All of our full-time employees are eligible to participate in the 401(k) plan following one year of employment. Subject to certain limitations imposed by Federal Tax laws, participants are eligible to contribute up to 15% of their salary (including bonuses and/or commissions) per annum. Through March 14, 2008, Participants’ contributions to the 401(k) plan were matched by Hemispherx at a rate determined annually by the Board of Directors. Each participant immediately vests in his or her deferred salary contributions, while our contributions will vest over one year.

Effective March 15, 2008 and continuing through December 31, 2009, we halted our matching of 401(k) contributions provided to the account for each eligible participant. Effective January 1, 2010, our Compensation Committee reestablished Hemispherx’ 100% matching of up to 6% of the 401(k) contributions provided to the account for each eligible participant, to the dollar extent permitted by IRS regulations, including without exception each eligible Named Executive Officer. We halted our matching of 401(k) contributions as of January 1, 2016.

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Severance

In determining whether to approve and setting the terms of severance arrangements, the Compensation Committee recognizes that Executives, especially highly ranked Executives, often face challenges securing new employment following termination. Upon termination of employment, the following NEO currently are entitled to receive severance payments under their employment and/or engagement agreements:

●	Thomas K. Equels, Executive Vice Chairman of the Board, Chief Executive Officer and President.

The Compensation Committee believes that severance agreements provided to these individuals are generally in line with severance packages offered to executive officers of companies of similar size. Alternately, Peter Rodino and Adam Pascale are currently not covered under an existing severance agreement. Any severance benefits payable to them under similar circumstances would be determined by the Compensation Committee in its discretion. See “Estimated Payments Following Severance — Named Executive Officers”.

Conclusion

Our compensation policies are designed to retain and motivate our Executive Officers, other non-officer Executives and non-Executives and to ultimately reward them for outstanding individual and corporate performance.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors oversees our compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with Management the Executive Compensation Discussion and Analysis set forth in this Form 10-K for the fiscal year ended December 31, 2017.

In reliance on the review and discussions referred to above, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Hemispherx’ Proxy Statement to be filed in connection with Hemispherx’ 2018 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

Dr. William M. Mitchell, Committee Chairman

Stewart L. Appelrouth

The foregoing Compensation Committee report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

Compliance with Internal Revenue Code Section 162(m) and 409A & 409(b)

One of the factors the Compensation Committee considers in connection with compensation matters is the anticipated tax treatment to Hemispherx and to the Executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive’s vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) or 409A & 409(b) of the Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee of the Board of Directors, consisting of Dr. William M. Mitchell, the Committee Chair, and Stewart L. Appelrouth are independent directors. There are no interlocking relationships.

EXECUTIVE COMPENSATION

The following table provides information on the compensation during the fiscal years ended December 31, 2017, 2016 and 2015 of our Chief Executive Officer, Chief Financial Officer, and Peter Rodino, General Counsel and Company Secretary constituting the Company’s Named Executive Officers, based on the year ended 2017 for each fiscal year.

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Summary Compensation Table

Name & Principal Position	Year	Salary / Fees (2)(3)	Bonus		Stock Awards	Option Awards (1)		Non-Equity Incentive Plan Compensation	Change in Pension Valued and NQDC Earnings ($)	All Other Compensation		Total (3)

Thomas K. Equels	2017	$712,500	$22,067	(3)	—	$174,052	(1)	—	—	$78,604	(4)	$987,223
CEO & President (2) (3)	2016	$503,081	$170,261	(3)	—	$27,297	(1)	—	—	$84,521	(4)	$785,160
	2015	$719,273	$262,092	(3)	—	$45,518	(1)	—	—	$94,971	(4)	$1,121,854

Adam Pascale	2017	$234,500	$—		$—	$12,501		—	—	$48,379	(6)	$295,380
CFO	2016	$190,767	$—		$—	$12,590		—	—	$32,037	(6)	$235,394
	2015	$154,000	$—		$—	$—		—	—	$38,264	(6)	$192,264

Peter Rodino	2017	$332,500	$—		—	$17,500		—	—	$48,656	(5)	$398,656
General Counsel and Secretary	2016	$208,500	$—		—	$12,590		—	—	$—	(5)	$221,090
	2015	$182,462	$—		—	$—		—	—	$—	(5)	$182,462

Notes:

(1)	Mr. Equels transitioned from the role of external to internal General Counsel and Litigation Counsel effective June 1, 2010 with an Employment Agreement of June 11, 2010, which was amended on July 15, 2010, then amended and restated December 6, 2011, that granted him the annual Option to purchase 300,000 shares of Hemispherx common stock as an element of his Employment Agreement.

All option awards were valued using the Black-Scholes method.

(2)	For Named Executive Officers, who are also Directors that receive compensation for their services as a Director, the Salary/Fees and Option Awards columns include compensation that was received by them for their role as a member of the Board of Directors. As is required by Regulation S-K, Item 402(c), compensation for services as a Director have been reported within the “Summary Compensation Table” (above) for fiscal years of 2017, 2016 and 2015 as well as reported separately in the “Compensation of Directors” section (see below) for calendar year 2017.

(3)	In December 2016, the Compensation Committee authorized a bonus of $39,419 for 5% of Ampligen® sales for the last 5 years, as stated in Thomas Equels’ employment contract and the payment of $130,842, as stated in the 2016 Senior Executive Deferred Cash Performance Award Plan for achieving the Company stock price of $0.20 for 5 successive trading days. In 2017, a bonus of 5% of Ampligen® sales for 2017 was granted as stated in Thomas Equels’ employment contract.

For 2017, salaries for Messrs. Equels, Pascale and Rodino include 40% deferred salaries of $100,000, $33,333 and $46,667, respectively, starting from September 1, 2017.

(4)	Mr. Equels’ All Other Compensation consists of:

	2017	2016	2015
Life and Disability Insurance	$26,837	$36,640	$31,429
Healthcare Insurance	33,767	29,881	29,942
Car Expenses / Allowance	18,000	18,000	18,000
401(k) Matching Funds	—	—	15,600
	$78,604	$84,521	$94,971

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(5)	Mr. Rodino’s All Other Compensation consists of:

	2017	2016		2015
Life and Disability Insurance	$2,504	$		$—
Healthcare Insurance	31,752			—
Car Expenses / Allowance	14,400		—	—
401(k) Matching Funds	—		—	—
	$48,656	$		$—

(6)	Mr. Pascale’s All Other Compensation consists of:

	2017	2016	2015
Life and Disability Insurance	$2,212	$3,373	$3,353
Healthcare Insurance	31,767	28,664	25,671
Car Expenses / Allowance	14,400	—	—
401(k) Matching Funds	-	-	9,240
	$48,379	$32,037	$38,264

Grants of Plan Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities of	Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Grant Date (2)	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)		Maximum ($)	of Stock or Units (#)	Underlying Options (#)(2)	Option Awards ($/Sh)	Option Awards ($)
Thomas Equels,
CEO & President	6/6/2017	—	142,500	178,125	—	136,551	(3)			113,135	$0.36-0.49	$37,500

Adam Pascale,
CFO		—	46,900	58,625	—	—		—	—	37,714	$0.36-0.49	$12,500

Peter Rodino,		—	66,500	83,125	—	—		—	—	52,796	$0.36-0.49	$17,500
General Counsel and Secretary		—

Notes:

(1)	For 2017, the Compensation Committee continued its practice of not establishing or estimating possible future payouts to the NEO under a Cash Bonus Plan. All Bonuses are at the discretion of the Compensation Committee. Utilizing existing Employment Agreements as a benchmark and the respective employees’ Base Salary at January 1, 2017, the “Target” was estimated at 20% of the Base Salary and “Maximum” was estimated at 25% of Base Salary.
(2)	Consists of stock options granted during 2017 under our 2009 Equity Incentive Plan. The stock options have a ten-year term and an exercise price equal to the NYSE American closing market price of our common stock on the date of grant. The value was obtained using the Black-Scholes-Merton pricing model for stock-based compensation in accordance with FASB ASC 718 (formerly SFAS 123R).
(3)	Consists of stock options contractually required per the NEO’s respective Employment Agreement to be granted during 2017 under our 2009 Equity Incentive Plan. The stock options have a ten-year term and an exercise price equal to 110% of the NYSE American closing market price of our common stock on the date of grant. For the purpose of this schedule, a NYSE American closing price at December 31, 2017 of $0.35 was assumed with an estimated exercise price of $0.56 for Mr. Equels. The value was obtained using the Black-Scholes-Merton pricing model for stock-based compensation in accordance with FASB ASC 718 (formerly SFAS 123R).

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Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (#)
Thomas	25,000	—	—	7.92	6/11/2020	—	—	—	—
Equels,	25,000	—	—	4.92	6/24/2021	—	—	—	—
President and Chief	8,333	—	—	3.48	6/6/2022	—	—	—	—
Executive Officer	25,000	—	—	3.72	6/11/2022	—	—	—	—
	25,000	—	—	3.72	6/6/2023	—	—	—	—
	12,500	—	—	3.00	8/2/2023	—	—	—	—
	25,000	—	—	4.32	6/6/2024	—	—	—	—
	25,000	—	—	3.00	6/8/2025	—	—	—	—
	25,000	—	—	1.68	6/8/2026	—	—	—	—
	—	300,000	—	0.56	6/8/2027	—	—	—	—
	—	14,212	—	0.49	6/15/2027
	—	14,214	—	0.49	6/30/2027
	—	18,124	—	0.48	7/15/2027
	—	20,786	—	0.42	7/31/2027
	—	21,336	—	0.41	8/15/2027
	—	24,463	—	0.36	8/31/2027
	—	371,622	—	0.37	2/13/2028

Adam	417	—	—	48.00	9/17/18	—	—	—	—
Pascale,	500	—	—	48.36	4/13/2022	—	—	—	—
Chief Financial	4,167	—	—	3.96	7/8/2024	—	—	—	—
Officer	12,500	—	—	1.56	6/21/2026	—	—	—	—
	—	4,736	—	0.49	6/15/2027	—	—	—	—
	—	7,738	—	0.49	6/30/2027
	—	6,042	—	0.48	7/15/2027
	—	6,929	—	0.42	7/31/2027
	—	7,112	—	0.41	8/15/2027
	—	8,155	—	0.36	8/31/2027
	—	123,874	—	0.37	2/13/2028

Peter	12,500	—	—	3.00	8/2/2023	—	—	—	—
Rodino,	12,500	—	—	1.56	6/21/2026	—	—	—	—
General Counsel and Secretary	6,632	6,632	—	0.49	6/15/2027	—	—	—	—
	—	6,633	—	0.49	6/30/2027	—	—	—	—
	—	8,458	—	0.48	7/15/2027	—	—	—	—
	—	9,700	—	0.42	7/31/2027	—	—	—	—
	—	9,957	—	0.41	8/15/2027	—	—	—	—
	—	11,416	—	0.36	8/31/2027	—	—	—	—
	—	173,423	—	0.37	2/13/2028	—	—	—	—

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Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas K. Equels,	—	—	—	—
CEO & President

Adam Pascale,	—	—	—	—
CFO

Peter Rodino,	—	—	—	—
General Counsel and Secretary

Payments on Disability

At December 31, 2017, we had an employment agreement with Mr. Equels which entitled him Base Salary and applicable benefits otherwise due and payable through the last day of the month in which disability occurs and for an additional twelve-month period. Each current NEO, including Mr. Pascale and Mr. Rodino, has the same short and long-term disability coverage which is available to all eligible employees. The coverage for short-term disability provides up to six months of full salary continuation up to 60% of weekly pay, less other income, with a $1,500 weekly maximum limit. The coverage for group long-term disability provides coverage at the exhaustion of short-term disability benefits of full salary continuation up to 60% of monthly pay, less other income, with a $10,000 monthly maximum limit. The maximum benefit period for the group long-term disability coverage is 60 months for those age 60 and younger at the time of the claim with the coverage period proportionately reduced with the advanced age of the eligible employee to a minimum coverage period of 12 months for those of 69 years old and older as of the date of the claim. For the period June 2010 through 2017 pursuant to his respective employment agreement and payable by us, Mr. Equels is entitled to receive total disability coverage of $400,000.

Payments on Death

At December 31, 2017, we had an employment agreement with Mr. Equels which entitled him Base Salary and applicable benefits otherwise due and payable through the last day of the month in which death occurs and for an additional twelve-month period. Each NEO, including Mr. Pascale and Mr. Rodino, has coverage of group life insurance, along with accidental death and dismemberment benefits, consistent to the dollar value available to all eligible employees. The benefit is equal to two times current salary or wage with a maximum limit of $300,000, plus any supplemental life insurance elected and paid for by the NEO. For the period June 2010 and through 2017 pursuant to his respective employment agreements and payable by us, Mr. Equels is entitled to receive total death benefit coverage of $3,000,000.

Estimated Payments Following Severance — Named Executive Officers

At December 31, 2017, we had an employment agreement with Mr. Equels which entitled him to severance benefits on certain types of employment terminations not related to a change in control. Mr. Rodino and Mr. Pascale are not covered by an employment severance agreement and therefore would only receive severance as determined by the Compensation Committee in its discretion.

The dollar amounts below assume that the termination occurred on January 1, 2018. The actual dollar amounts to be paid can only be determined at the time of the NEO’s separation from Hemispherx based on their prevailing compensation and employment agreements along with any determination by the Compensation Committee in its discretion.

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Name	Event	Cash Severance ($)	Value of Stock Awards That Will Become Vested (1) ($)	Continuation of Medical Benefits ($)	Additional Life Insurance ($)	Total ($)
Thomas K. Equels,	Involuntary (no cause)	$768,000	$136,551	—	—	$904,551
CEO & President	Termination (for cause)	—	—	—	—	—
	Death or disability	$768,000	$136,551	—	—	$904,551
	Termination by employee or retirement	$768,000	$136,551	—	—	$904,551

Adam Pascale	Involuntary (no cause)	—	—	—	—	—
CFO	Termination (for cause)	—	—	—	—	—
	Death or disability	—	—	—	—	—
	Termination by employee or retirement	—	—	—	—	—

Peter Rodino	Involuntary (no cause)	—	—	—	—	—
General Counsel and Secretary	Termination (for cause)	—	—	—	—	—
	Death or disability	—	—	—	—	—
	Termination by employee or retirement	—	—	—	—	—

Notes:

(1)	Consists of stock options contractually required per the employee’s respective Employment Agreement to be granted during each calendar year of the term under our 2009 Equity Incentive Plan. The stock options have a ten-year term and an exercise price equal to 110% of the closing market price of our common stock on the date of grant. For the purpose of this schedule, a NYSE American closing price at December 31, 2017 of $0.35 was utilized with an estimated exercise price of $0.56. The value was obtained using the Black-Scholes-Merton pricing model for stock-based compensation in accordance with FASB ASC 718 (formerly SFAS 123R).

Payments on Termination in Connection with a Change in Control Named Executive Officers

At December 31, 2017, we had an employment agreement with Mr. Equels which entitled him to severance benefits on certain types of employment terminations related to a change in control thereby the term of his respective agreement would automatically be extended for three additional years. Mr. Rodino and Mr. Pascale are not covered by employment severance agreement and therefore would only receive severance from a change in control as determined by the Compensation Committee in its discretion. Any specific benefits for these two NEO would be determined by the Compensation Committee in its discretion.

The dollar amounts in the chart below assume that change in control termination occurred on January 1, 2018, based on the employment agreements that existed at that time. The actual dollar amounts to be paid can only be determined at the time of the NEO’s separation from Hemispherx based on their prevailing compensation and employment agreements along with any determination by the Compensation Committee in its discretion.

Estimated Benefits on Termination Following a Change in Control — December 31, 2017

The following table shows potential payments to the NEO if employment terminates following a change in control under contracts, agreements, plans or arrangements at December 31, 2017. The amounts assume a January 1, 2018 termination date regarding base pay and use of the opening price of $0.35 on the NYSE American for our common stock at that date.

Name	Aggregate Severance Pay ($)		PVSU Acceleration (2) ($)	Early Vesting of Restricted Stock (4) (5) ($)	Early Vesting of Stock Options and SARs (3) ($)	Acceleration and Vesting of Supplemental Award (5) ($)		Welfare Benefits Continuation ($)	Outplacement Assistance ($)	Parachute Tax Gross-up Payment ($)	Total ($)
Thomas K. Equels	1,536,000	(1)	—	—	—	$273,102	(4)	—	—	—	$1,809,102
Adam Pascale	—		—	—	—	—		—	—	—	—
Peter Rodino	—		—	—	—	—		—	—	—	—

Notes:

(1)	This amount represents the base salary and benefits for remaining term of the NEO’s employment agreement plus a three-year extension in the term upon the occurrence of a termination from a change in control. The employment agreement with Mr. Equels had a term through December 31, 2016; however, this was automatically extended for an additional three-year period through December 31, 2019.

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(2)	This amount represents the payout of all outstanding performance-vesting share units (“PVSU”) awarded on a change in control at the target payout level with each award then pro-rated based on the time elapsed for the applicable three-year performance period.
(3)	This amount is the intrinsic value [fair market value on January 1, 2018 ($0.35 per share) minus the per share exercise price of 110%] of all unvested stock options for each NEO, including Stock Appreciation Rights (“SAR”). Any option with an exercise price of greater than fair market value was assumed to be cancelled for no consideration and, therefore, had no intrinsic value.
(4)	This amount represents the options to be issued annually for the remaining term of the NEO’s employment agreement plus a three-year extension in the occurrence of termination from a change in control. The calculation was based on a NYSE American closing price for December 31, 2017 of $0.35 with an estimated exercise price of $0.56 (110% prior NYSE American closing value). The value was obtained using the Black-Scholes-Merton pricing model for stock-based compensation in accordance with FASB ASC 718 (formerly SFAS 123R).
(5)	Any purchase rights represented by the Option not then vested shall, upon a change in control, shall become vested.

Definition of “Change in Control” for each agreement, a “Change in Control” is defined generally as any such event that requires a report to the SEC, but includes any of the following:

●	Any person or entity other than Hemispherx, any of our current Directors or Officers or a Trustee or fiduciary holding our securities, becomes the beneficial owner of more than 50% of the combined voting power of our outstanding securities;
●	An acquisition, sale, merger or other transaction that results in a change in ownership of more than 50% of the combined voting power of our stock or the sale/transfer of more than 75% of our assets;
●	A change in the majority of our Board of Directors over a two-year period that is not approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period; or
●	Execution of an agreement with Hemispherx, which if consummated, would result in any of the above events.

Definition of “Constructive Termination”. A “Constructive Termination” generally includes any of the following actions taken by Hemispherx without the Executive’s written consent following a change in control:

●	Significantly reducing or diminishing the nature or scope of the executive’s authority or duties;
●	Materially reducing the executive’s annual salary or incentive compensation opportunities;
●	Changing the executive’s office location so that he must commute more than 50 miles, as compared to his commute as of the date of the agreement;
●	Failing to provide substantially similar fringe benefits, or substitute benefits that were substantially similar taken as a whole, to the benefits provided as of the date of the agreement; or
●	Failing to obtain a satisfactory agreement from any successor to Hemispherx to assume and agree to perform the obligations under the agreement.

However, no constructive termination occurs if the executive:

●	Fails to give us written notice of his intention to claim constructive termination and the basis for that claim at least 10 days in advance of the effective date of the executive’s resignation; or
●	We cure the circumstances giving rise to the constructive termination before the effective date of the executive’s resignation.

Available Information

Our Internet website is www.hemispherx.net and you may find our SEC filings in the “Investor Relations” under “SEC Filings”. We provide access to our filings with the SEC, free of charge through www.sec.gov, as soon as reasonably practicable after filing with the SEC. Our Internet website and the information contained on that website, or accessible from our website, is not intended to be incorporated into this Proxy Statement or any other filings we make with the SEC.

Post-Employment Compensation

We have an agreement with the following NEO who has benefits upon termination as a condition of his respective employment agreement: Thomas K. Equels, our CEO.

The following is a description of post-employment compensation payable to the respective NEO. If a NEO does not have a specific benefit, they will not be mentioned in the subsection. In such event, the NEO does not have any such benefits upon termination unless otherwise required by law.

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Termination for Cause

All of our NEOs can be terminated for cause. For Mr. Equels, “Cause” means willful engaging in illegal conduct, gross misconduct or gross violation of the Company’s Code of Ethics and Business Conduct for Officers which is demonstrably and materially injurious to the Company. For purposes of his respective agreement, no act, or failure to act, on employee’s part shall be deemed “willful” unless done intentionally by employee and not in good faith and without reasonable belief that employee’s action or omission was in the best interest of the Company. Notwithstanding the foregoing, employee shall not be deemed to have been terminated for Cause unless and until the Company delivers to the employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Directors of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to employee and an opportunity for Employee, together with counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, employee was guilty of conduct set forth above and specifying the particulars thereof in detail. In the event that his employment is terminated for Cause, the Company shall pay him, at the time of such termination, only the compensation and benefits otherwise due and payable to them through the last day of their actual employment by the Company.

Termination without Cause

Mr. Equels is entitled to the compensation and benefits otherwise due and payable to him through the last day of the then current term of their respective agreements. In the event that he is terminated at any time without “Cause” the Company shall pay to him, at the time of such termination, the compensation and benefits otherwise due and payable through the last day of the then current term of their Agreement. However, benefit distributions that are made due to a “separation from service” occurring while he is a Named Executive Officer shall not be made during the first six months following separation from service. Rather, any distribution which would otherwise be paid to him during such period shall be accumulated and paid to him in a lump sum on the first day of the seventh month following the “separation from service”. All subsequent distributions shall be paid in the manner specified.

Death or Disability

Mr. Equels can be terminated for death or disability. For each, “Disability” means the inability to effectively carry out substantially all of his duties under their agreement by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted for a continuous period of not less than 12 months. In the event the employment is terminated due to his death or disability, the Company will pay (or their respective estate as the case may be), at the time of such termination, the Base Salary and applicable benefits otherwise due and payable through the last day of the month in which such termination occurs and for an additional 12 month period.

Termination by Officer and Employee

All NEO employment agreements have the right to terminate their respective agreement upon thirty (30) days or less of prior written notice of termination. In such event, Mr. Equels is specifically entitled to fees due to him through the last day of the month in which such termination occurs and for 12 months thereafter. All other NEOs are entitled to the fees due to them through the last day of the month in which such termination occurs.

Change in Control

As an element of his employment agreement, Mr. Equels is entitled to benefits upon a Change in Control or Constructive Termination that include that any unvested Options immediately vest and the term of his respective employment agreement automatically extend for an additional three years. In the event of a Change in Control, the Company is responsible for the base salary or benefits for remaining term of the NEO’s employment agreement plus an automatic three-year extension in the term of the agreement. The existing employment agreement with Mr. Equels had a term through December 31, 2016; however, this employment agreement automatically extended for an additional three-years through December 31, 2019.

Compensation of Directors

Our Compensation, Audit and Corporate Governance and Nomination Committees, consist of Dr. William M. Mitchell, Compensation and Corporate Governance and Nomination Committee Chair, and Stewart L. Appelrouth, Audit Committee Chair, both of whom are independent Board of Director members.

Hemispherx reimburses Directors for travel expenses incurred in connection with attending board, committee, stockholder and special meetings along with other Company business-related expenses. Hemispherx does not provide retirement benefits or other perquisites to non-employee Directors under any current program.

There was no cost of living increase granted in 2015, 2016 or 2017. Directors’ fees are currently being deferred and will continue to be deferred until cash is available.

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All Directors have been granted options to purchase common stock under our Stock Option Plans and/or Warrants to purchase common stock. We believe such compensation and payments are necessary in order for us to attract and retain qualified outside directors. To the extent that share compensation would exceed 83,333 shares in the aggregate for the ten-year period commencing January 1, 2003, as previously approved by Resolution of the Board of September 9, 2003, shares for share compensation were issued under the our 2007 and 2009 Equity Incentive Plans.

Director Compensation – 2017

Name and Title of Director	Fees Earned or Paid in Cash ($)		Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation As Director ($)	Total ($)
T. Equels, Executive Vice Chairman	-	(2)	-	-	-	-	-	-
W. Mitchell, Chairman of the Board (1)	$114,039		-	$68,424	-	-	-	$182,463
Stewart L. Appelrouth, Director (1)	$114,039		-	$68,424	-	-	-	$182,463

Notes:

(1)	Independent Director of the Company. Beginning September 1, 2017, the independent directors are deferring payment of 100% of their directors fees until cash is available.
(2)	Only includes compensation received in the role as member of the Board of Directors and does not include compensation received in the capacity of a Named Executive Officer. As is required by Regulation S-K, Item 402(c), compensation as a Director has also been reported within the “Summary Compensation Table” regarding Named Executive Officer Compensation during fiscal years of 2017, 2016 and 2015 (see above). Mr. Equels stopped receiving Board fees in March 2016.

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PRINCIPAL STOCKHOLDERS

The following table sets forth as of August 1, 2018, the record date, the number and percentage of outstanding shares of common stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;
●	Each of our Directors and the Named Executives Officers; and
●	All of our officers and directors as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned		% Of Shares Beneficially Owned
Thomas K. Equels	1,814,188	(1)	4.02%

Peter W. Rodino III 17400 Sterling Lake Drive Fort Myers, FL 33967	342,361	(2)	*

William M. Mitchell, M.D. Vanderbilt University Department of Pathology Medical Center North 21st and Garland Nashville, TN 37232	549,185	(3)	1.2%

Stewart L. Appelrouth 999 Ponce de Leon., Suite 625 Coral Cables, FL33134	743,738	(7)	1.6%

Wayne S. Springate 783 Jersey Ave. New Brunswick, NJ 08901	296,616	(4)	*

David R. Strayer, M.D.	66,387	(5)	*

Adam Pascale	292,581	(6)	*

All directors and executive officers as a group (6 persons)	4,105,056		8.69%

* Ownership of less than 1%

(1)	Mr. Equels is Executive Vice Chairman of our Board of Directors, Chief Executive Officer and President who owns 672,308 shares of common stock and beneficially owns 1,141,880 shares issuable or issued upon exercise of:

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Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	6/11/2010	$7.92	25,000	6/11/2020
	2009	6/24/2011	$4.92	25,000	6/24/2021
	2009	6/5/2012	$3.48	8,333	6/6/2022
	2009	6/11/2012	$3.72	25,000	6/11/2022
	2009	6/6/2013	$3.72	25,000	6/6/2023
	2009	8/2/2013	$3.00	12,500	8/2/2023
	2009	6/6/2014	$4.32	25,000	6/6/2024
	2009	6/6/2015	$3.00	25,000	6/6/2025
	2009	6/8/2016	$1.68	25,000	6/6/2026
	2009	6/8/2017	$0.56	300,000	6/8/2027
	2009	6/15/2017	$0.49	14,212	6/15/2027
	2009	6/30/2017	$0.48	14,214	6/30/2027
	2009	7/15/2017	$0.49	18,124	7/15/2027
	2009	7/31/2017	$0.42	20,786	7/31/2027
	2009	8/15/2017	$0.41	21,336	8/15/2027
	2009	8/31/2017	$0.36	24,463	8/31/2027
	2009	2/13/2018	$0.37	371,622	2/13/2028
	2009	7/18/2018	0.31	161,290	7/18/2028
Total Options				1,141,880

Warrants	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
Total Warrants	2009	2/1/2009	$6.12	40,933	2/1/2019

(2)	Mr. Rodino is our General Counsel, Exec. Dir. of Governmental Relations and Secretary who owns 15,873 shares of common stock and beneficially owns 326,488 shares issuable or issued upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	8/2/2013	$3.00	12,500	8/2/2023
	2009	6/21/2016	$1.56	12,500	6/21/2026
	2009	6/15/2017	$0.49	6,632	6/15/2027
	2009	6/30/2027	$0.49	6,633	6/30/2027
	2009	7/15/2027	$0.48	8,458	7/15/2027
	2009	7/31/2027	$0.42	9,700	7/31/2027
	2009	8/15/2027	$0.41	9,957	8/15/2027
	2009	8/31/2027	$0.36	11,416	8/31/2027
	2009	2/13/2018	$0.37	173,423	2/13/2028
	2009	7/18/2018	$0.31	75,269	7/18/2018
Total Options				326,488

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(3)	Dr. Mitchell is our Chairman of the Board who owns 8,697 shares of common stock and beneficially owns 540,488 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2004	9/17/2008	$72.00	1,000	9/17/2018
	2009	6/5/2012	$3.48	8,333	6/6/2022
	2009	8/2/2013	$3.00	12,500	8/2/2023
	2009	9/9/2014	$31.20	4,167	9/9/2024
	2009	9/9/2014	$1.56	12,500	9/9/2024
	2009	4/30/2017	$0.67	12,644	4/30/2027
	2009	5/15/2017	$0.64	13,234	5/15/2027
	2009	5/31/2017	$0.59	14,361	5/31/2027
	2009	6/15/2017	$0.49	17,297	6/15/2027
	2009	6/30/2017	$0.49	17,290	6/30/2027
	2009	7/15/2017	$0.48	22,047	7/15/2027
	2009	7/31/2017	$0.42	25,284	7/31/2027
	2009	8/15/2017	$0.41	25,953	8/15/2027
	2009	8/31/2017	$0.36	29,757	8/31/2027
	2009	2/13/2018	$0.37	226,023	2/13/2028
	2009	7/18/2018	$0.37	98,098	7/18/2028
Total Options				540,488

Dr. Mitchell beneficially owns 16,639 shares of common stock of which 8,318 shares are held by Shirley Mitchell (Spouse), 4,098 shares are held by the Aesclepius Irrevocable Trust (Shirley Mitchell Trustee), and 4,223 shares are held by the Aesclepius Irrevocable Trust II (William Mitchell Trustee).

(4)	Mr. Springate is our Senior Vice President of Operations and owns 64,773 shares of common stock and beneficially owns 231,843 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	5/31/2011	$6.60	7,500	5/31/2021
	2009	6/5/2012	$3.48	4,167	6/5/2022
	2009	5/9/2013	$2.88	4,167	5/9/2023
	2009	6/6/2014	$4.32	4,167	6/6/2024
	2009	12/8/2014	$22.80	151	12/8/2024
	2009	6/21/2016	$1.56	12,500	6/21/2026
	2009	6/15/2017	$0.49	4,264	6/15/2027
	2009	6/30/2017	$0.49	4,264	6/30/2027
	2009	7/15/2017	$0.48	5,438	7/15/2027
	2009	7/31/2017	$0.42	6,236	7/31/2027
	2009	8/15/2027	$0.41	6,401	8/15/2027
	2009	8/31/2017	$0.36	7,339	8/31/2027
	2009	2/13/2018	$0.37	111,486	2/13/2028
	2009	7/18/2018	$0.31	53,763	7/18/2028
Total Options				231,843

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(5)	Dr. Strayer is our Chief Scientific Officer and Chief Medical Director who has ownership of 41,804 shares of common stock and beneficially owns 24,583 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Issued	Number Of Shares	Expiration Date
	2004	2/18/2008	$48.00	4,167	2/18/2018
	2009	4/13/2012	$48.36	833	4/13/2022
	2009	12/8/2014	$22.80	833	12/8/2024
	2009	6/21/2016	$1.56	12,500	12/8/2024
Total Options				18,333

(6)	Mr. Pascale is our Chief Financial Officer who has ownership of 59,648 shares of common stock and beneficially owns 232,933 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Issued	Number Of Shares	Expiration Date
	2004	9/17/2008	$48.00	417	9/17/2018
	2009	4/13/2012	$48.36	500	4/13/2022
	2009	7/8/2014	$3.96	4,167	7/8/2024
	2009	6/21/2016	$1.56	12,500	6/21/2026
	2009	6/15/2017	$0.49	4,736	6/15/2027
	2009	6/30/2027	$0.49	4,738	6/30/2027
	2009	7/15/2027	$0.48	6,042	7/15/2027
	2009	7/31/2017	$0.42	6,929	7/31/2027
	2009	8/15/2017	$0.41	7,112	8/15/2027
	2009	8/31/2027	$0.36	8,155	8/31/2027
	2009	2/13/2018	$0.37	123,874	2/13/2028
	2009	7/18/2018	$0.31	53,763	7/18/2028
Total Options				232,933

(7)	Mr. Appelrouth is a Director who owns 241,750 shares, and beneficially owns 501,988 shares issuable upon exercise of.

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	4/30/2017	$0.67	12,644	4/30/2027
	2009	5/15/2017	$0.67	13,234	5/15/2027
	2009	5/31/2017	$0.67	14,361	5/31/2027
	2009	6/15/2017	$0.49	17,297	6/15/2027
	2009	6/30/2017	$0.49	17,290	6/30/2027
	2009	7/15/2017	$0.48	22,047	7/15/2027
	2009	7/31/2017	$0.42	25,284	7/31/2027
	2009	8/15/2027	$0.41	25,953	8/15/2027
	2009	8/31/2017	$0.36	29,757	8/31/2027
	2009	2/13/2018	$0.37	226,023	2/13/2028
	2009	7/18/2018	$0.31	98,098	7/18/2028
Total Options				501,988

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PROPOSALS TO STOCKHOLDERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Each nominee to the Board of Directors will serve until the next annual meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Thomas K. Equels, William M. Mitchell and Stewart L. Appelrouth. Information is furnished below with respect to all nominees.

We believe our Board Members represent a desirable diversity of backgrounds, skills, education and experiences, and they all share the personal attributes of dedication to be effective directors. In recommending Board candidates, Corporate Governance and Nomination Committee considers a candidate’s: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment; (2) understanding of our business; and (3) diversity in educational and professional background. The Committee also gives consideration to a candidate’s judgment, competence, dedication and anticipated participation in Board activities along with experience, geographic location and special talents or personal attributes. The following are qualifications, experience and skills for Board members which are important to Hemispherx’ business and its future:

Leadership Experience: We seek directors who have demonstrated strong leadership qualities. Such leaders bring diverse perspectives and broad business insight to our Company. The relevant leadership experience that we seek includes a past or current leadership role in a large or entrepreneurial company, a senior faculty position at a prominent educational institution or a past elected or appointed senior government position.

Industry or Academic Experience: We seek directors who have relevant industry experience, both with respect to the disease areas where we are developing new therapies as well as with the economic and competitive dynamics of pharmaceutical markets, including those in which our drugs will be prescribed.

Scientific, Legal or Regulatory Experience: Given the highly technical and specialized nature of biotechnology, we desire that certain of our directors have advanced degrees, as well as drug development experience. Since we are subject to substantial regulatory oversight, both here and abroad by the FDA and other agencies, we also desire directors who have legal or regulatory experience.

Finance Experience: We believe that our directors should possess an understanding of finance and related reporting processes, particularly given the complex budgets and long timelines associated with drug development programs.

Mr. Equels, Dr. Mitchell, and Mr. Appelrouth have been directors of the Company.

THOMAS K. EQUELS, M.S., J.D., has been a Director and serves as our Executive Vice Chairman (since 2008), Chief Executive Officer (since 2016) and President (since 2015). Mr. Equels is the owner of and former President and Managing Director of the Equels Law Firm headquartered in Miami, Florida that focuses on litigation. For over a quarter century, Mr. Equels has represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He is a summa cum laude graduate of Troy University and also obtained a management related Masters’ Degree from Troy. He is a member of the Florida Bar Association and the American Bar Association.

THOMAS K. EQUELS – Director Qualifications:

●	Leadership Experience – Executive for Hemispherx for several years; President, Managing Director of Equels Law Firm;
●	Industry Experience – Executive for Hemispherx for several years; and
●	Scientific, Legal or Regulatory Experience – Law degree with over 25 years as a practicing attorney specializing in litigation.

WILLIAM M. MITCHELL, M.D., Ph.D., has been a Director since July 1998. On February 17, 2016, Dr. Mitchell was appointed as Chairman of the Board upon Dr. Carter’s termination. Dr. Mitchell is a Professor of Pathology at Vanderbilt University School of Medicine and is a board certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 200 papers, reviews and abstracts that relate to viruses, anti-viral drugs, immune responses to HIV infection, and other biomedical topics. Dr. Mitchell has worked for and with many professional societies that have included the American Society of Investigative Pathology, the International Society for Antiviral Research, the American Society of Clinical Oncology, the American Society of Biochemistry and Molecular Biology and the American Society of Microbiology. Dr. Mitchell is a member of the American Medical Association. He has served on numerous government review committees, among them the National Institutes of Health, AIDS and Related Research Review Group. Dr. Mitchell previously served as one of our Directors from 1987 to 1989.

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WILLIAM M. MITCHELL – Director Qualifications:

●	Leadership Experience – Professor at Vanderbilt University School of Medicine. He is a member of the Board of Directors for Chronix Biomedical and is Chairman of its Medical Advisory Board. Additionally, he has served on multiple governmental review committees of the National Institutes of Health, Centers for Disease Control and Prevention and for the European Union, including key roles as Chairman;
●	Academic and Industry Experience – Well published medical researcher with extensive investigative experience on virus and immunology issues relevant to the scientific business of Hemispherx along with being a Director of an entrepreneurial diagnostic company (Chronix Biomedical) that is involved in next generation DNA sequencing for medical diagnostics; and
●	Scientific, Legal or Regulatory Experience – M.D., Ph.D. and professor at a top ranked school of medicine, and inventor of record on numerous U.S. and international patents who is experienced in regulatory affairs through filings with the FDA.

STEWART L. APPELROUTH, CPA was appointed as a director and head of the Audit Committee in August 2016 and is a certified public accountant and partner at Appelrouth Farah & Co., P.A., Certified Public Accountants and Advisors. Mr. Appelrouth is also a certified forensic accountant and possesses 40 years of experience in Accounting and Consulting. He is a member of or has affiliations with the AICPA, American College of Forensic Examiners, Association of Certified Fraud Examiners, Florida Bar Grievance Committee, Florida Institute of Certified Public Accountants and InfraGard Member, a national information sharing program between the Federal Bureau of Investigation and the private sector.

Mr. Appelrouth graduated from Florida State University in 1975 and received his Master’s Degree in Finance from Florida International University in 1980. The Board has determined Mr. Appelrouth to be an Independent Director as required under Section 803(2) of the NYSE: American Company Guide and Rule 10A-3 under the Exchange Act.

STEWART L. APPELROUTH – Director Qualifications:

●	Leadership Experience – has served in leadership positions on numerous Boards and other organizations;
●	Industry Experience – Partner at certified public accounting and advisory firm; Certified Public Accountant and Certified Fraud Examiner;
●	Regulatory Experience – FINRA Arbitrator.
●	Financial Expert – More than 40 years of accounting and audit experience.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” ALL THREE OF THE ABOVE-NAMED NOMINEE DIRECTORS OF HEMISPHERX.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Morrison, Brown, Argiz & Farra, LLC (“MBAF”) as independent registered public accountants of Hemispherx for the fiscal year ending December 31, 2018, subject to ratification by the stockholders. From November 2006 through April 2, 2018, RSM US LLP (“RSM”) served as our independent registered public accountant. As disclosed below, MBAF has served as our independent registered public accountant since April 4, 2018.

All audit and professional services are approved in advance by the Audit Committee to assure such services do not impair the auditor’s independence from us. The total fees by RSM for 2017 and 2016 were $331,000 and $279,500 respectively. The following table shows the aggregate fees for professional services rendered during the year ended December 31, 2017 and 2016.

	Amount ($)
	2017	2016
Description of Fees:
Audit Fees	$278,000	$272,000
Audit-Related Fees	53,000	7,500
Tax Fees	—	—
All Other Fees	—	—
Total	$331,000	$279,500

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Audit Fees

Audit fees include the audit of our annual financial statements and the review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

Represents the fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements. Audit-related fees include professional services related to the Company’s filing of SEC Registration Statements on Forms S-3 and S-1.

The Audit Committee has determined that RSM’s rendering of these audit-related services and all other fees were compatible with maintaining auditor’s independence. The Board of Directors considered RSM to be well qualified to serve as our independent public accountants. The Committee also pre-approved the charges for services performed in 2017 and 2016.

The Audit Committee pre-approves all auditing and accounting services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A (i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

As reported in our Current Report on Form 8-K filed with the SEC on April 6, 2018, on April 2, 2018, we released RSM as its independent registered public accounting firm. The decision to rotate the independent registered public accounting firms was approved by our Audit Committee. The Audit Committee determined to transition to another accounting firm for best practices as RSM had been the Company’s auditors for 12 years. In this regard, on April 4, 2018, the Audit Committee entered into an agreement with MBAF to serve as our independent registered public accounting firm. We did not consult with MBAF regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K. During our two most recent fiscal years and from January 1, 2018 through the April 2, 2018, there were (i) no disagreements between us and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except as follows. As noted in our quarterly reports on Form 10-Q for the second and third quarters of 2017, we, in carrying out an evaluation of the effectiveness of our disclosure controls and procedures, determined that, at the end of these quarters, there was a material weakness. The material weakness related to the completeness and accuracy of the recording of the exercise of certain redeemable warrants. Our Audit Committee discussed this material weakness with RSM during the second and third quarters of 2017. We authorized RSM to respond fully to the inquiries of MBAF regarding the previously reported material weakness. We believe that we have corrected this issue and no such material weakness was found during the fourth quarter of 2017. The reports of RSM for the fiscal years ended December 31, 2017 and December 31, 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. We provided RSM and MBAF with a copy of the above mentioned Current Report on Form 8-K prior to its filing with the SEC and requested that RSM furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements and if not, stating the respects in which it does not agree. A copy of RSM’s letter was filed as Exhibit 16.1 to that Current Report on Form 8-K.

Representative(s) of MBAF are scheduled to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Representatives of RSM are not expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

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PROPOSAL NO. 3

ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (“NEOs”), as we have described at length in the “Compensation Discussion and Analysis” section of this proxy statement. While this vote is advisory and not binding on our Company relating to the compensation of our NEOs that almost entirely are contractually committed with generally no opportunity to revisit these prior decisions, your vote will provide investor sentiment to our Compensation Committee regarding our executive compensation philosophy, policies and practices. As a result of the vote, the Committee will be able to consider this sentiment when determining future executive compensation.

Results of Stockholder Advisory Vote on Executive Compensation

At the September 13, 2017 Annual Meeting of Stockholders, the Stockholders approved the annual, non-binding “say on pay” advisory vote on Executive Compensation with approximately 75% of the shares cast to affirm the plan. Since that vote, the Compensation Committee has not made any revisions to the Executive Compensation program.

Process

Our Compensation Committee is responsible for determining the compensation of our NEO included in the “Summary Compensation Table” below. For purposes of determining compensation for our NEO, our Compensation Committee takes into account the recommendation of our Chief Executive Officer. The Compensation Committee is also responsible for overseeing our incentive compensation plans and equity-based plans, under which stock option grants have been made to employees, including the NEO, as well as non-employee Directors and strategic consultants.

The following table summarizes the roles of each of the key participants in the executive compensation decision-making process:

Compensation Committee	●	Fulfills the Board of Directors’ responsibilities relating to compensation of Hemispherx’ NEO, other non-officer Executives and non-Executives.

	●	Oversees implementation and administration of Hemispherx’ compensation and employee benefits programs, including incentive compensation and equity compensation plans.

	●	Reviews and approves Hemispherx’ goals and objectives and, in light of these, evaluates each NEO’s performance and sets their annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

	●	Reviews and approves compensation for all other non-officer Executives of Hemispherx including annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

	●	In consultation with the CEO and CFO, reviews the talent development process within Hemispherx to ensure it is effectively managed and sufficient to undertake successful succession planning.

	●	Reviews and approves employment agreements, severance arrangements, issuances of equity compensation and change in control agreements.

CEO	●	Presents to the Compensation Committee the overall performance evaluation of, and compensation recommendations for, each of the NEO and other non-officer Executives.

Chief Financial Officer and Director of Human Resources	●	Reports directly or indirectly to the Chief Executive Officer.

	●	Assists the Compensation Committee with the data for competitive pay and benchmarking purposes.

	●	Reviews relevant market data and advises the Compensation Committee on interpretation of information, including cost of living statistics, within the framework of Hemispherx.

	●	Informs the Compensation Committee of regulatory developments and how these may affect Hemispherx’ compensation program.

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Objectives and Philosophy of Executive Compensation

The primary objectives of the Compensation Committee of our Board of Directors with respect to Executive compensation are to attract and retain the most talented and dedicated Executives possible, to tie annual and long-term cash and stock incentives to achievement of measurable performance objectives, and to align Executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee expects to implement and maintain compensation plans that tie a substantial portion of Executives’ overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our products, the identification and advancement of additional products and the performance of our common stock price. The Compensation Committee evaluates individual Executive performance with the goal of setting compensation at levels the Committee believes are comparable with Executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance, our own strategic goals, governmental regulations and the results of Stockholder Advisory Votes regarding executive compensation.

Use of Compensation Data

Our compensation plans are developed by utilizing publicly available compensation data for national and regional companies in the biopharmaceutical industry as well as web sites that specialize in compensation and/or employment data. We believe that the practices of this group of companies and/or data obtained from employment industry organizations, provide us with appropriate compensation benchmarks necessary to review the compensation recommendations by the CEO, CFO and/or Human Resources Department. Prior to 2016, the Committee did not engage the services of an independent compensation consultant, but alternatively utilized web-based organizations and data bases such as Salary.com, to help them analyze compensation data and compare our programs with the practices of similar national and/or regional companies represented in the biopharmaceutical industry. In 2016, the Board of Directors, based upon the recommendation of the Compensation Committee, engaged Steven Hall Partners, an independent compensation consultant, to review and improve executive compensation arrangements and ensure they are in line with industry standards. The Compensation Committee recommended the consultant based upon candidates suggested to it by its independent counsel and will review performance of the independent consultant at least annually.

Elements of Executive Compensation

The Compensation Committee has adopted a mix among the compensation elements in order to further our compensation goals. The elements include:

●	Base salary (impacted by cost of living adjustments);

●	Variable compensation consisting of a cash bonus based upon individual and overall Company performance;

●	Performance incentive bonus based on the accomplishment of Company sales milestones or activity;

●	Long-term bonus incentive programs consisting of the Employee Bonus Pool Program;

●	Stock option grants with exercise prices set in excess of fair market value at the time of grant and, effective December 2011, not vesting sooner than one year from the date of issuance; and

●	Adoption of a policy to facilitate compliance with Dodd-Frank’s Claw-Back Compensation Recoupment provisions.

Your vote is requested. We believe that the information we’ve provided within the “EXECUTIVE COMPENSATION” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure Management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Board of Directors recommends that stockholders approve the program by approving the following advisory resolution:

RESOLVED, that the stockholders of Hemispherx Biopharma, Inc. approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Hemispherx Biopharma, Inc. Proxy Statement pursuant to the compensation disclosure rules of the SEC, including Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the EXECUTIVE COMPENSATION section of this proxy statement).

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

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PROPOSAL NO. 4

APPROVAL OF THE 2018 EQUITY INCENTIVE PLAN

In June 2018, the Board adopted our 2018 Equity Incentive Plan, or the 2018 Plan, with such adoption to be effective as the date of the 2018 annual meeting of our stockholders, provided that the 2018 Plan is approved by our stockholders at the annual meeting. The total number of shares of our common stock reserved for issuance under the 2018 Plan is initially 7,000,000 shares of common stock with additional shares being available for grant under the plan annually in an amount equal to 2% of the then outstanding shares of common stock on July 1 of each calendar year starting on July 1, 2019. No awards will be granted under the 2018 Plan until after the annual meeting, if it is approved.

We have previously adopted three equity incentive plans, known as the 2004 Equity Incentive Plan, or the 2004 Plan, the 2007 Equity Incentive Plan, or the 2007 Plan, and the 2009 Equity Incentive Plan, or the 2009 Plan All three of these Plans have a term of ten years, with the 2004 and 2007 Plans already expired and the 2009 Plan scheduled to expire in June 2019. No further awards may be granted under the 2009 Plan after the expiration date. All outstanding option awards granted under all three Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such option awards and the terms of the respective Plans. Shares remaining available for issuance under the shares reserve of the 2009 Plan will not be subject to future awards under the 2018 Plan, and shares subject to outstanding awards under the three prior Plans that are terminated or forfeited in the future will not be subject to future awards under the 2018 Plan.

The approval of the 2018 Plan will allow us to continue to grant stock options and permit us to grant other equity awards at levels determined appropriate by the Board. The 2018 Plan will also provide us with flexibility in designing equity incentives, including stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards. Further, the 2018 Plan will allow us, if deemed appropriate by the Board, to implement an annual cash incentive program as a plan that qualifies under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the Code. Accordingly, the 2018 Plan will allow us to utilize multiple types of equity incentives and performance cash incentives to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.

In this Proposal 4, we request that stockholders approve the 2018 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2018 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Description of the 2018 Equity Incentive Plan

The material features of the 2018 Plan are outlined below. This summary is qualified by reference to the complete text of the 2018 Plan. Stockholders are urged to read the actual text of the 2018 Plan in its entirety, which is appended to this proxy statement as Appendix A.

General

The 2018 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other forms of equity compensation, which we refer to collectively in this proxy statement as “stock awards.” Additionally, the 2018 Plan provides for the grant of performance cash awards. Incentive stock options granted under the 2018 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2018 Plan are not intended to qualify as incentive stock options under the Code. Incentive stock options may be granted only to our employees. All other awards may be granted to our employees, including officers, non-employee directors, and consultants. See “Federal Income Tax Information” below for a discussion of the tax treatment of awards.

Purpose

The Board adopted the 2018 Plan to provide a means by which employees, directors and consultants of ours may be given an opportunity to purchase our stock, to assist us in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success and for the success of our affiliates.

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Shares Available for Awards Under the 2018 Plan

If this Proposal 4 is approved, the total number of shares of our common stock reserved for issuance under the 2018 Plan will initially be 7,000,000 shares of common stock, with the number of shares of common stock being reserved under the plan increased annually on July 1 of each calendar year starting on July 1, 2019 by an amount equal to 2% of the then outstanding shares of common stock.

If a stock award granted under the 2018 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award will again become available for issuance under the 2018 Plan. Additionally, the following types of shares will be available for the grant of new stock awards under the 2018 Plan: (i) shares that are forfeited to or repurchased by us prior to becoming fully vested; (ii) shares withheld to satisfy income and employment withholding taxes; and (iii) shares tendered to us to pay the exercise price of an option.

Eligibility

All of our employees, directors and consultants, and those of our affiliates, are eligible to participate in the 2018 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted only to our employees.

Administration

The Board administers the 2018 Plan. Subject to the provisions of the 2018 Plan, the Board has the power to construe and interpret the 2018 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of our common stock subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board has the power to delegate its authority to administer the 2018 Plan to a committee consisting solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Board has delegated administration of the 2018 Plan to the Compensation Committee. As used in this proxy statement, except as explicitly stated otherwise, with respect to the 2018 Plan, the “Board” refers to any committee the Board appoints (including the Compensation Committee) as well as to the Board itself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2018 Plan, the Board does not have the authority to reprice any outstanding equity awards by reducing the exercise price of the stock award or to cancel any outstanding stock awards in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Options

Options may be granted pursuant to stock option agreements. The 2018 Plan permits the grant of options that qualify as incentive stock options and nonstatutory stock options. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

Exercise Price; Consideration. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. As of August 1, 2018, the closing price of the Company’s common stock was $0.30 per share.

The Board will determine the acceptable forms of consideration for the purchase of common stock issued upon the exercise of a stock option, which may include cash or check, a broker-assisted cashless exercise, the tender of common stock previously owned by the participant, a net exercise of the option if it is a nonstatutory stock option, and other legal consideration approved by the Board.

Option Exercise. Options granted under the 2018 Plan may become exercisable in cumulative increments, or “vest,” at the rate specified in the option agreement as determined by the Board. Shares covered by different options granted under the 2018 Plan may be subject to different vesting schedules as the Board may determine. Vesting can be time-based or performance-based or can be a hybrid of performance-based and time-based vesting. The Board also has flexibility to provide for accelerated vesting of options and other equity awards as it deems appropriate.

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Term. The maximum term of options granted under the 2018 Plan is ten years, except that in certain cases (see “Limitations” below) the maximum term is five years. Unless the terms of a participant’s stock option agreement provide otherwise, if a participant’s service relationship with us, or any of our affiliates, ceases for any reason other than a termination for cause or a termination because of disability or death, the participant may exercise the vested portion of any option for a period of three months following termination of service. Unless the terms of a participant’s stock option agreement provide otherwise, if a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death or a participant dies within a specified period following termination of service, the participant or a beneficiary may exercise the vested portion of any option for a period of 12 months in the event of disability and 18 months in the event of death. Under the 2018 Plan, the option term may be further extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws, or the sale of any common stock received upon exercise of the option would violate our insider trading policy. Unless the terms of a participant’s stock option agreement provide otherwise, in no event, however, may an option be exercised beyond the expiration of its term. In the event of a termination of a participant’s service for “cause,” as defined in the 2018 Plan, the option will terminate on the termination date and the participant may not exercise the option following such termination.

Limitations. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive options that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as nonstatutory stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless:

●	the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and
●	the term of the incentive stock option does not exceed five years from the date of grant.

Restricted Stock Awards

A restricted stock award is the grant of shares of our common stock to a participant that may, but need not, be subject to forfeiture or to a share repurchase option in our favor in accordance with a vesting scheduled determined by the Board. For example, some or all of the shares of common stock granted pursuant to a restricted stock award may be repurchased by us if a participant’s service with us or with any of our affiliates terminates before a specified date (that is, before the restricted stock award is fully vested). Restricted stock awards are granted pursuant to restricted stock award agreements. Restricted stock awards may be granted in consideration for cash, past or future services rendered to us or an affiliate or any other form of legal consideration.

Restricted Stock Unit Awards

A restricted stock unit award is a promise by us to issue shares of our common stock, or to pay cash equal to the value of shares of our common stock, equivalent to the number of units covered by the award at the time of vesting of the units or thereafter. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award entitles the recipient to receive cash, stock, a combination of cash and stock as deemed appropriate by the Board or any other form of consideration set forth in the restricted stock unit award agreement at a specified date (typically, upon vesting of the restricted stock units). Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the termination of the participant’s service for any reason.

Stock Appreciation Rights

A stock appreciation right entitles the participant to a payment equal in value to the appreciation in the value of the underlying shares of our common stock for a predetermined number of shares over a specified period. Stock appreciation rights are granted pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The board determines the strike price of each stock appreciation right, which may not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right entitles the recipient to receive cash, stock, a combination of cash and stock as determined by the Board or any other form of consideration set forth in the stock appreciation right agreement upon exercise. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right vests at the rate specified in the stock appreciation right agreement as determined by the Board. Stock appreciation rights are subject to the same conditions upon termination of a participant’s service and the same restrictions on transfer as stock options under the 2018 Plan.

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Performance Awards

The 2018 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed by Section 162(m) of the Code. To assure that the compensation attributable to performance-based awards will so qualify, the Compensation Committee can structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a performance period designed by the Compensation Committee. The maximum amount covered by a performance award that may be granted to any individual in a calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals) may not exceed 7,000,000 shares of our common stock in the case of performance stock awards, or $1,000,000 in the case of performance cash awards.

In granting a performance award, the Compensation Committee will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right in or to such award. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically before the 90th day of a performance period or the date on which 25% percent of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria (“performance criteria”) enumerated in the 2018 Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify in writing whether the performance goals have been satisfied.

The Compensation Committee may establish performance goals by selecting from one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) achievement of clinical trial milestones, such as patient enrollment or successful completion of the trial; (34) execution of a new license agreement; (35) receipt of a milestone payment under a license agreement; or (36) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board or the Compensation Committee.

The Compensation Committee may establish performance goals on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (a) in the award agreement at the time the award is granted or (b) in such other document setting forth the performance goals at the time the goals are established, the Compensation Committee will appropriately make adjustments in the method of calculating the attainment of the performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

Compensation attributable to performance-based awards under the 2018 Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the granting, payment or exercisability of the award that the performance goal has been satisfied.

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Withholding Obligations

Unless prohibited in an individual award agreement, we may satisfy any federal, state or local tax withholding obligation relating to an award by causing the recipient to tender a cash payment, by withholding shares of common stock from the shares otherwise issuable, by withholding cash from an award settled in cash, by withholding payment from amounts otherwise payable, or by such other method as specified in the award agreement or by a combination of these means.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split, the Board will make appropriate adjustments to (a) the class and maximum number of shares reserved under the 2018 Plan, (b) the class and maximum number of shares of our common stock that may be issued upon the exercise of incentive stock options, (c) the class and maximum number of shares of our common stock subject to equity awards that can be granted in a calendar year (as established under the 2018 Plan pursuant to Section 162(m) of the Code), and (d) the class, number of securities and the exercise price or strike price, if applicable, of all outstanding equity awards.

Corporate Transactions

In the event of certain significant corporate transactions, the following will occur with respect to outstanding stock awards under the 2018 Plan:

●	The Board will arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company) and assign any reacquisition or repurchase rights held by us in respect of common stock issued pursuant to awards to our successor (or its parent).
●	With respect to stock awards that have not been assumed, continued or substituted, the vesting of such stock awards will be accelerated in full to a date prior to the effective date of the corporate transaction and any reacquisition or repurchase right held by us in respect of common stock issuable pursuant to such stock awards will lapse, and such stock awards will terminate if not exercised (if applicable) at or prior to the time of the corporate transaction.
●	With respect to stock awards that have not been assumed, continued or substituted, such outstanding stock awards will terminate if not exercised at or prior to the time of the corporate transaction, and the Board may, in its discretion, make a payment, in such form as the Board may determine, equal in value to the excess, if any, of (a) the value of the property the holder would have received upon the exercise of the stock award, over (b) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Board may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2018 Plan, a corporate transaction includes the consummation of any one or more of the following events: (i) a sale of all or substantially all of our consolidated assets; (ii) a sale of at least 50% of our outstanding securities; (iii) a merger or consolidation in which we are not the surviving corporation; or (iv) a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.

Change in Control

As of the effective time of a change in control, the vesting of all outstanding stock awards (and the exercisability of options and stock appreciation rights) will be accelerated in full and any reacquisition or repurchase rights held by us with respect to outstanding stock awards will lapse.

For purposes of the 2018 Plan, a change in control includes any one or more of the following events: (a) a person or group becomes the owner of more than 50% of the combined voting power of our outstanding securities; (b) a consummated merger or consolidation in which our stockholders immediately prior to the transaction do not own more than 50% of the combined voting power of the surviving entity or its parent company in substantially the same proportions as their ownership in us immediately prior to the transaction; (c) a consummated sale, lease, exclusive license or disposition of all or substantially all of our consolidated assets to an entity more than 50% of the combined voting power of which is not owned by our stockholders in substantially the same proportions as their ownership in us immediately prior to the transaction; or (d) certain changes in the composition of the Board. A change in control excludes: (i) the sale of securities to an investor or group for the primary purpose of obtaining financing through our issuance of securities (including offering stock to the general public through a registration statement filed with the SEC); (ii) a change in the level of ownership held by a person or group beyond the designated threshold in section (a) above as a result of our repurchase or other acquisition of our voting securities; and (iii) a transaction for the purpose of changing our domicile.

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Plan Amendments

The Board will have the authority to amend or terminate the 2018 Plan. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2018 Plan as required by applicable law.

Plan Termination

If the 2018 Plan is approved by our stockholders at the annual meeting, then unless sooner terminated by the Board, the 2018 Plan will automatically terminate on September 12, 2028, the day before the tenth anniversary of the date the 2018 Plan is adopted by our stockholders.

U.S. Federal Income Tax Consequences

The information set forth below is only a summary and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the option over the exercise price. If the participant is employed by us, that income will be subject to withholding tax. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2018 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the participant holds a share of our common stock received on exercise of an incentive stock option for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

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We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code, and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it vests over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income as of the date the recipient receives the award equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

If a stock appreciation right is granted under the 2018 Plan with a strike price equal to the fair market value of the underlying stock on the date of grant and the recipient may receive only the appreciation inherent in the stock appreciation right in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock received upon exercise of the stock appreciation right. If the recipient may receive the appreciation inherent in the stock appreciation right in cash or other property and the stock appreciation right has been structured to conform with the requirements of Section 409A of the Code, then the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Units

Generally, the recipient of a restricted stock unit that is structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for such shares. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally be delivered only upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax plus interest on any taxes owed.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is received.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

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Section 162 Limitations

Compensation of persons who are our “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2018 Plan is intended to enable the Board or the Compensation Committee to make awards, including cash performance awards, that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (a) such awards are approved by a compensation committee composed solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the shareholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards will qualify as performance-based compensation, provided that (i) the award is approved by a compensation committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the maximum amount, payable upon attainment of the performance goal).

Interest of Certain Persons in the 2018 Plan

Stockholders should understand that our directors, executive officers and other employees may be considered as having an interest in the approval of the 2018 Plan because they may, in the future, receive awards under the 2018 Plan. Nevertheless, the Board believes that it is important to our growth and long-term success to be able to continue to offer these incentives.

Awards to be Granted

The Board of Directors has adopted the 2018 Plan. At the present time, no specific determination has been made as to the grant or allocation of awards other than the issuance of 300,000 options per year to our CEO in accordance with the terms of his employment contract.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2017 about the securities authorized for issuance to our employees, directors and other eligible participants under our equity compensation plans, consisting of the Amended and Restated 2009 Equity Incentive Plan, the 2007 Equity Incentive Plan and the 2004 Equity Incentive Plan.

			Number of securities
			remaining available for
	Number of		future issuance under
`	securities to be issued upon exercise	Weighted-average	equity compensation plans
	of outstanding options,	exercise price of outstanding	(excluding securities
	warrants and rights	options, warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,038,795	$4.08	533,170

Equity compensation plans not approved by security holders	7,334,490	0.63	-

Total	9,373,285	$1.37	533,170

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS APPROVE THE HEMISPHERX 2018 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 5

ADVISORY (NON-BINDING) VOTE APPROVING A NAME CHANGE

FROM HEMISPHERX BIOPHARMA, INC. TO AMPLIFIED IMMUNE MODULATION INC.

On July 2, 2018, the Board of Directors adopted a resolution to amend, and to recommend, by non-binding vote, that the stockholders approve, an amendment to Article 1 of the Company’s Amended and Restated Certificate of Incorporation for the purpose of changing our name from “Hemispherx Biopharma, Inc.” to “Amplified Immune Modulation Inc.” Specifically, this Name Change Proposal would amend Article 1 of the Company’s Amended and Restated Certificate of Incorporation to read as follows: “The name of the corporation is Amplified Immune Modulation Inc.” A copy of the Proposed Amendment is appended to this proxy statement as Appendix B.

Reasons for Name Change

Under Delaware corporate law, we do not need stockholder approval to change our name. However, our management team is seeking our stockholders’ advice and input before taking an important step for the future of the Company. Our original name, H.E.M. Research, and then Hemispherx Biopharma, Inc., came from the longer name of “Human Experimental Materials” which no longer represents what we do. Now we principally work in the immuno-pharma space. Our two drug platforms amplify and modulate the immune system. For these reasons, we believe that the time is right to change our name to Amplified Immune Modulation Inc, d/b/a A.I.M. Should we go forward with the name change, we will change our ticker symbol on the NYSE American from “HEB” to “AIM. We are seeking our stockholders’ support, by non-binding vote, in taking this important step for the future of our company.

Effects of Name Change

If we determine to change our name, we will file an Amendment to our Amended and Restated Certificate of Incorporation and the amendment will become effective upon the filing of the Amendment with the Delaware Secretary of State.

The name change will not have any effect on the rights of our existing stockholders. In addition, changing our name will not affect the validity or transferability of stock presently outstanding, and the Company’s stockholders will not be required to exchange any certificates presently held by them. In the future, new stock certificates will be issued reflecting the new name.

In connection with our name change, we will change our ticker symbol on the NYSE American from “HEB” to “AIM,” and expect that the CUSIP number identifying the shares of our common stock will also change.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 5 TO BE IN THE BEST INTERESTS OF HEMISPHERX AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

GENERAL

Unless contrary instructions are indicated on the Proxy Statement, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of all Directors nominated, FOR Proposal No. 2, FOR Proposal No. 3, FOR Proposal No. 4 and FOR Proposal No. 5.

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements, exhibits and any amendments thereto, as filed with the SEC may be obtained without charge upon written request to: Corporate Secretary, Hemispherx Biopharma, Inc., 2117 SW Highway 484, Ocala, Florida 34473. You can also get copies of our filings made with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, by visiting http://ir.hemispherx.net/SEC_Filings for a record of Hemispherx’s SEC filings.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,
Peter W. Rodino, III, Secretary

Ocala, Fla.
August 8, 2018

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ANNUAL MEETING OF STOCKHOLDERS OF

HEMISPHERX BIOPHARMA, INC.

Vote Your Proxy by mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

For certain very important resolutions, failure to vote would be considered the same as a "NO" vote. Please sign, date and mail your proxy card in the envelope provided as soon as possible

▼ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▼

= DIRECTORS RECOMMENDS THE VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED BELOW, "FOR" PROPOSALS 2, 3, 4 AND 5.

PROXY

Please mark your votes like this ☒

	FOR all Nominees listed to the left(except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
1. **Proposal No. 1** – Election of Directors.	☐	☐

NOMINEES:

(01) Thomas K. Equels
(02) William M. Mitchell
(03) Stewart L. Appelrouth

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominees name in the list above)

	FOR	AGAINST	ABSTAIN
Proposal No. 2 - Ratification of the selection of Morrison, Brown, Argiz & Farra, LLC, as independent auditors of Hemispherx Biopharma, Inc. for the year ending December 31, 2018.	☐	☐	☐
Proposal No. 3 - Approval, by non-binding vote, of executive compensation.	☐	☐	☐
Proposal No. 4 – Approval of the Hemispherx 2018 Equity Incentive Plan	☐	☐	☐
Proposal No. 5 - Approval, by non-binding vote, of a name change from Hemispherx Biopharma, Inc. to Amplified Immune Modulation Inc.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature __________ **Signature** __________ **Date** ______ **, 2018**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2018 Proxy Statement and the 2017 Annual Report to Stockholders are available at: http://ir.hemispherx.net/Annual_Stockholder_Meeting

▼ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▼

HEMISPHERX BIOPHARMA, INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 12, 2018
PROXY CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas K. Equals and Peter W. Rodino and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at 2117 SW Highway 484, Ocala, Florida 34473, on Wednesday, September 12, 2018, at 10:00 a.m. (local time - Eastern Daylight Time) and at any adjournment thereof, and to vote all of the shares of common stock of Hemispherx Biopharma, Inc. the undersigned would be entitled to vote if personally present, upon the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTORS, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3, "FOR" PROPOSAL NO. 4, AND FOR PROPOSAL NO. 5. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THOMAS K. EQUELS, WILLIAM A. MITCHELL AND STEWART L. APPELROUTH AS DIRECTORS, FOR PROPOSAL NO. 2. FOR PROPOSAL NO. 3. FOR PROPOSAL NO. 4, FOR PROPOSAL NO. 5, AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(Continued, and to be marked, dated and signed, on the other side)

Appendix A

Hemispherx Biopharma, Inc.

2018 Equity Incentive Plan

Adopted by the Board of Directors Effective as of July 2, 2018 &
Approved by the Stockholders: September __, 2018

Termination Date: September __, 2028

1. General.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. Shares Subject to the Plan.

(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall initially be seven million (7,000,000) shares and shall increase annually on July 1 for each year the Plan is in effect starting on July 1, 2019 by the number of shares equal to two percent (2%) of the then issued and outstanding shares of Common Stock of the Company. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NYSE American Company Guide Section 711 or, if applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

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(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall initially be seven million (7,000,000) shares of Common Stock and then shall be the number of shares of Common Stock reserved for issuance under the Plan pursuant to Section 3(a) for subsequent years that the Plan is in effect.

(d) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of one million (1,000,000) shares of Common Stock subject to Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, Stock Appreciation Rights or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards shall not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(e) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. Provisions Relating to Options and Stock Appreciation Rights. Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

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(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

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(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate immediately upon such Participant’s termination of Continuous Service, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6. Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed seven million (7,000,000) shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

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(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of one million dollars ($1,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in either event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

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8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Option holder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d) and 6(c)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i) Stock Awards May Be Assumed, Continued or Substituted. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.

(ii) Stock Awards Not Assumed, Continued or Substituted. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction); provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which is contingent upon the effectiveness of such Corporate Transaction.

(iii) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards and the Stock Award will terminate if not exercised at or prior to the effective time of a Corporate Transaction in accordance with Section 9(c)(ii), the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise. For purposes of clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies.

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The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. In the event of a Change in Control, then, as of the effective time of such Change in Control, the vesting of all outstanding Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse.

10. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11. Effective Date of Plan.

This Plan shall become effective on the Effective Date.

12. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company in effect at the time of the termination of the Participant’s Continuous Service defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

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(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities (which includes an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission), or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this subsection (B)) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Hemispherx Biopharma, Inc., a Delaware corporation.

(l) “Consultant” means any natural person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(n) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 18 provided this Plan is approved by the Company’s stockholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock, unless otherwise determined by the Board, shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

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(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Option holder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Option holder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk) “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) achievement of clinical trial milestones, such as patient enrollment or successful completion of the trial; (xxxiv) execution of a new licensor agreement; (xxxv) receipt of a milestone payment under a licensor agreement and (xxxvi) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board or the Committee.

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(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Committee (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

(mm) “Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Plan” means this Hemispherx Biopharma, Inc. 2018 Equity Incentive Plan.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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APPENDIX B

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

HEMISPHERX BIOPHARMA, INC.

Under Section 242 of the

Corporation Law of the State of Delaware

The undersigned, being the duly elected President and Chief Executive Officer of Hemispherx Biopharma, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the corporation, at a meeting of the Board of Directors duly called, adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

“Article ‘1’ of the Certificate of Incorporation, which sets forth the corporation’s name, is amended and, as amended, reads as follows:

‘1.	The name of the corporation is Amplified Immune Modulation Inc.’”

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ___ day of September, 2018.

Thomas K. Equels, President and
Chief Executive Officer